UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 – January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Semiannual report 1|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Summary of dividend reinvestment plan	16

Trustee approval of management contract	18

Financial statements	24

Shareholder meeting results	96

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

After posting strong returns in 2013, equity markets around the world took a pause at the start of 2014. The decline in stocks followed the U.S. Federal Reserve’s ongoing reduction of stimulus, evidence of slowing economic growth in emerging-market economies, and profit taking by investors after an exceptionally positive year for stocks.

At Putnam, we believe that the U.S. economic recovery is continuing, though progress is slow. Macroeconomic data point to gradual healing, and equities, we believe, are not overvalued. While it is true that the current recovery is less robust than past recoveries, corporations have benefited from substantial cost cutting, and now find themselves, in general, on strong financial footing. At this stage, we expect many companies will focus more on growing top-line revenues as the economy improves.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. It may be worthwhile to review with your financial advisor the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Premier Income Trust

A multi-sector approach to fixed income

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA®
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 49.7%
Credit 33.9%
Government 9.8%
Equity 0.3%
Cash and net other assets 6.3%

Investment allocations by sector

High-yield corporate bonds 25.2%
Agency CMO 22.0%
Commercial MBS 18.3%
Emerging-market bonds 11.0%
Non-agency residential MBS 9.4%
International Treasury/agency 3.9%
Investment-grade corporate bonds 1.9%
Bank loans 1.6%
U.S. stocks 0.3%
Agency pass-through 0.1%
Cash and net other assets 6.3%
0
5
10
15
20
25

2 Premier Income Trust

Premier Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Premier Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the six months ended January 31, 2014?

Immediately prior to the period, interest rates moved sharply higher and remained elevated until mid-September, due to uncertainty about when the Federal Reserve would begin trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled in October when President Obama signed a short-term bill that suspended the U.S. debt ceiling and funded the government through mid-January 2014, to end a partial government shutdown.

At its December policy meeting, the Fed announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January, citing improving labor market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by the end of December.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

Premier Income Trust	5

In January, with the Fed beginning the process of reducing its stimulative bond-buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern about emerging-market currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November.

Turning to performance, what factors fueled the fund’s positive results during the period?

Our mortgage credit strategies were the biggest contributors, led by holdings of subordinated “mezzanine” commercial mortgage-backed securities [CMBS], which offered relatively high yields at what we believed were acceptable risks. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Our positions in non-agency residential mortgage-backed securities [RMBS] also aided performance, driven by a strengthening U.S. housing market, reduced delinquency trends, and continued activity from investors converting single-family homes into rental properties. Outside of mortgage credit, our high-yield-bond investments, particularly those issued by financial institutions, also contributed.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Premier Income Trust

Elsewhere, our prepayment strategies, which we implemented with securities such as interest-only collateralized mortgage obligations [IO CMOs], aided performance. Higher interest rates reduced the opportunities for the mortgages underlying our CMO holdings to be refinanced, and the resulting slower prepayment speeds helped boost the securities’ values.

What was the fund’s duration and yield-curve positioning during the past six months?

Throughout the period, we sought to limit the fund’s interest-rate risk by maintaining a zero to negative duration, while also positioning the portfolio for a steeper yield curve. This strategy worked well in December, as the Fed’s announcement that it would begin tapering caused rates in the 5- to 7-year portion of the yield curve to rise. However, our positioning hampered performance in January when rates fell. All told, our duration and yield-curve strategy had an essentially neutral impact on the fund’s return.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Premier Income Trust	7

How did the fund’s active currency strategy affect performance?

It detracted, primarily because the “risk-on/risk-off” mentality that dominated foreign exchange markets made it difficult to implement productive trades. In addition, less investment by banks and hedge funds hampered liquidity in the marketplace. In terms of specific currencies, our exposure to the Brazilian real was the principal detractor and more than offset a beneficial underweight in the Canadian dollar.

Prior to the period, we significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take positions at various points along the yield curve. Additionally, we employed interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. We also utilized total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

8	Premier Income Trust

What is your outlook for the coming months, and how are you positioning the fund?

Gross domestic product for the fourth quarter of 2013 grew at a 3.2% annualized rate, which was in line with expectations at the time of the release but significantly better than we had anticipated in November. In our view, the prospects for U.S. economic growth continue to look favorable, buoyed by improving trends in employment, housing, and corporate capital expenditures. Additionally, despite the fact that the Fed has begun tapering its bond buying, overall monetary policy remains accommodative. We believe the weak economic readings in January, such as the ISM Purchasing Manager’s Index mentioned previously, as well as disappointing automobile sales, were largely the result of adverse weather conditions affecting some of the country’s most densely populated regions.

The Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is around 5.6%. However, our research suggests, and some institutions share the opinion, that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate. Generally speaking, investors believe wage inflation could become problematic at higher levels of unemployment. As the unemployment rate moves downward, if wage inflation develops earlier than the central bank is anticipating, we could see the Fed reducing its stimulus efforts at a faster pace than the markets are currently forecasting. In our view, the central bank’s response to a steady recovery in the labor market is likely to be a major theme for the markets in 2014.

In Europe, we believe slow growth is likely to continue, with regional divergences persisting — Germany’s economy is

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Premier Income Trust	9

rebounding due to rising exports, Spain’s economy continues to improve, while France’s indicators are somewhat weaker. Inflation in the eurozone remains well below the European Central Bank’s [ECB] target of 2%. However, the ECB appears to be waiting for a revised set of forecasts that will be released in early March before deciding whether to take further steps toward monetary easing.

In terms of portfolio positioning, we will continue to de-emphasize interest-rate risk while seeking to capitalize on what we believe are attractive opportunities involving credit, prepayment, or liquidity risk. We plan to maintain our diversified exposure to CMBS and CMOs, we continue to like specific areas of the non-agency RMBS market, and while we remain generally positive in our outlook for credit risk, we are taking an opportunistic approach to the high-yield market over the near term.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; and Paul D. Scanlon, CFA.

10	Premier Income Trust

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Premier Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 1/31/14

				Lipper Flexible
			Barclays	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.22%	6.98%	6.47%	7.80%

10 years	78.71	80.23	50.78	121.61
Annual average	5.98	6.07	4.19	8.01

5 years	110.70	96.95	16.15	134.99
Annual average	16.07	14.52	3.04	17.37

3 years	16.01	3.34	9.75	28.99
Annual average	5.07	1.10	3.15	8.67

1 year	6.03	2.86	–0.57	4.97

6 months	3.65	5.66	0.82	5.11

Performance assumes reinvestment of distributions and does not account for taxes. Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/14, there were 30, 26, 23, 17, 15, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/14

Distributions

Number	6

Income	$0.156

Capital gains	—

Total	$0.156

Share value	NAV	Market price

7/31/13	$5.96	$5.25

1/31/14	6.02	5.39

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.18%	5.79%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

12	Premier Income Trust

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.29%	7.03%

10 years	83.32	85.40
Annual average	6.25	6.37

5 years	119.10	122.96
Annual average	16.98	17.39

3 years	18.89	7.43
Annual average	5.94	2.42

1 year	9.28	5.51

6 months	5.57	4.67

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

Premier Income Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by  Fannie Mae, Ginnie Mae, or Freddie Mac.  One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Premier Income Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Premier Income Trust	15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plan

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

16	Premier Income Trust

There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Premier Income Trust	17

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

18	Premier Income Trust

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

Premier Income Trust	19

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

20	Premier Income Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This

Premier Income Trust	21

information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

22	Premier Income Trust

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 5, 5 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Premier Income Trust	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Premier Income Trust

The fund’s portfolio 1/31/14 (Unaudited)

MORTGAGE-BACKED SECURITIES (49.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (21.6%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.96s, 2032	$564,494	$855,068
IFB Ser. 3408, Class EK, 25.149s, 2037	202,292	295,452
IFB Ser. 2979, Class AS, 23.687s, 2034	70,484	90,219
IFB Ser. 3072, Class SM, 23.21s, 2035	366,222	525,529
IFB Ser. 3072, Class SB, 23.063s, 2035	328,031	467,506
IFB Ser. 3998, Class KS, IO, 6.54s, 2027	4,179,815	698,813
IFB Ser. 4048, Class GS, IO, 6.49s, 2040	4,085,169	801,347
IFB Ser. 3860, Class SP, IO, 6.44s, 2040	7,120,188	1,130,330
IFB Ser. 4105, Class LS, IO, 5.99s, 2041	5,125,637	1,003,190
IFB Ser. 319, Class S2, IO, 5.84s, 2043	3,398,636	799,937
IFB Ser. 4240, Class SA, IO, 5.84s, 2043	7,710,835	1,784,133
IFB Ser. 311, Class S1, IO, 5.79s, 2043	12,776,520	2,858,759
IFB Ser. 308, Class S1, IO, 5.79s, 2043	5,667,132	1,378,247
IFB Ser. 314, Class AS, IO, 5.73s, 2043	4,268,050	940,617
Ser. 3632, Class CI, IO, 5s, 2038	968,116	89,357
Ser. 3626, Class DI, IO, 5s, 2037	271,725	5,467
Ser. 4122, Class TI, IO, 4 1/2s, 2042	7,052,917	1,423,279
Ser. 4000, Class PI, IO, 4 1/2s, 2042	4,144,340	771,676
Ser. 4024, Class PI, IO, 4 1/2s, 2041	8,448,919	1,816,534
Ser. 304, Class C53, IO, 4s, 2032	4,507,782	681,396
Ser. 304, Class C22, IO, 3 1/2s, 2042	4,710,875	1,086,446
Ser. 4122, Class AI, IO, 3 1/2s, 2042	10,671,815	1,760,839
Ser. 4122, Class CI, IO, 3 1/2s, 2042	9,669,836	1,595,513
Ser. 4105, Class HI, IO, 3 1/2s, 2041	4,722,203	752,200
Ser. 304, IO, 3 1/2s, 2027	9,369,984	1,147,823
Ser. 304, Class C37, IO, 3 1/2s, 2027	6,897,050	857,924
Ser. 4165, Class TI, IO, 3s, 2042	20,203,365	2,804,227
Ser. 4183, Class MI, IO, 3s, 2042	9,067,482	1,248,592
Ser. 4210, Class PI, IO, 3s, 2041	6,262,051	710,351
Ser. 304, Class C45, IO, 3s, 2027	8,410,122	1,046,218
Ser. T-57, Class 1AX, IO, 0.399s, 2043	4,477,264	51,702
FRB Ser. 3326, Class WF, zero %, 2035	3,741	3,329

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.952s, 2036	356,192	670,883
IFB Ser. 07-53, Class SP, 23.621s, 2037	320,986	475,460
IFB Ser. 08-24, Class SP, 22.704s, 2038	325,070	494,106
IFB Ser. 05-75, Class GS, 19.776s, 2035	297,328	398,860
IFB Ser. 05-83, Class QP, 16.983s, 2034	400,482	522,371
IFB Ser. 13-101, Class HS, IO, 6.342s, 2043	3,600,645	954,999
IFB Ser. 10-35, Class SG, IO, 6.242s, 2040	5,596,396	1,127,506
IFB Ser. 13-81, Class US, IO, 6.092s, 2043	4,998,954	949,501
IFB Ser. 12-132, Class SB, IO, 6.042s, 2042	14,281,721	2,379,906
IFB Ser. 13-19, Class DS, IO, 6.042s, 2041	9,890,202	1,870,639
IFB Ser. 13-41, Class SP, IO, 6.042s, 2040	3,444,728	563,006
IFB Ser. 13-18, Class SB, IO, 5.992s, 2041	4,433,521	775,423

Premier Income Trust	25

MORTGAGE-BACKED SECURITIES (49.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 12-105, Class S, IO, 5.892s, 2042	$3,444,716	$667,414
IFB Ser. 13-128, Class CS, IO, 5.742s, 2043	8,358,188	1,884,771
IFB Ser. 13-101, Class CS, IO, 5.742s, 2043	5,137,333	1,160,472
IFB Ser. 13-102, Class SH, IO, 5.742s, 2043	6,611,859	1,455,270
Ser. 374, Class 6, IO, 5 1/2s, 2036	794,718	145,553
Ser. 12-132, Class PI, IO, 5s, 2042	9,554,430	1,940,027
Ser. 398, Class C5, IO, 5s, 2039	497,428	75,062
Ser. 10-13, Class EI, IO, 5s, 2038	229,229	6,928
Ser. 378, Class 19, IO, 5s, 2035	2,207,377	452,515
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	20,768,040	3,997,225
Ser. 409, Class 81, IO, 4 1/2s, 2040	9,660,100	1,866,012
Ser. 409, Class 82, IO, 4 1/2s, 2040	11,645,111	2,271,529
Ser. 366, Class 22, IO, 4 1/2s, 2035	923,886	72,359
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	3,826,481	447,583
Ser. 418, Class C24, IO, 4s, 2043	7,412,274	1,707,139
Ser. 13-44, Class PI, IO, 4s, 2043	6,447,913	1,096,145
Ser. 13-60, Class IP, IO, 4s, 2042	4,616,706	851,556
Ser. 12-96, Class PI, IO, 4s, 2041	4,331,396	753,706
Ser. 406, Class 2, IO, 4s, 2041	4,037,762	821,685
Ser. 406, Class 1, IO, 4s, 2041	2,769,207	571,011
Ser. 409, Class C16, IO, 4s, 2040	6,979,329	1,399,688
Ser. 418, Class C15, IO, 3 1/2s, 2043	15,225,225	3,458,981
Ser. 12-145, Class TI, IO, 3s, 2042	9,909,105	1,143,511
Ser. 13-35, Class IP, IO, 3s, 2042	8,320,413	974,723
Ser. 13-53, Class JI, IO, 3s, 2041	6,721,074	949,352
Ser. 13-23, Class PI, IO, 3s, 2041	8,673,167	937,049
Ser. 03-W10, Class 1, IO, 1.115s, 2043	731,772	22,525
Ser. 00-T6, IO, 0.738s, 2030	3,492,297	74,211
Ser. 99-51, Class N, PO, zero %, 2029	41,239	39,478

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.543s, 2039	2,261,818	395,796
IFB Ser. 10-163, Class SI, IO, 6.47s, 2037	6,927,279	1,039,099
Ser. 10-9, Class XD, IO, 6.441s, 2040	22,280,393	3,950,982
IFB Ser. 10-35, Class CS, IO, 6.313s, 2040	8,962,686	1,747,733
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	6,226,176	1,417,763
IFB Ser. 10-67, Class SE, IO, 6.293s, 2040	2,479,600	456,866
IFB Ser. 13-91, Class SP, IO, 6.143s, 2042	8,060,972	1,483,702
IFB Ser. 12-149, Class LS, IO, 6.093s, 2042	9,126,001	1,489,546
IFB Ser. 10-20, Class SE, IO, 6.093s, 2040	6,206,575	1,094,219
IFB Ser. 10-26, Class QS, IO, 6.093s, 2040	6,509,293	1,230,484
IFB Ser. 13-87, Class SA, IO, 6.043s, 2043	6,455,849	1,073,126
IFB Ser. 10-120, Class SB, IO, 6.043s, 2035	958,163	82,057
IFB Ser. 13-184, Class SP, IO, 5.993s, 2043	10,531,035	1,971,304
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043	4,510,681	729,016
IFB Ser. 13-152, Class SG, IO, 5.993s, 2043	10,288,114	1,712,158
IFB Ser. 13-165, Class LS, IO, 5.993s, 2043	4,219,564	747,833
IFB Ser. 13-99, Class SL, IO, 5.993s, 2043	7,571,128	1,395,132

26	Premier Income Trust

MORTGAGE-BACKED SECURITIES (49.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	$9,482,592	$1,700,703
Ser. 13-149, Class MS, IO, 5.943s, 2039	7,861,770	1,252,930
IFB Ser. 12-77, Class MS, IO, 5.943s, 2042	3,933,209	929,496
IFB Ser. 13-184, Class SK, IO, 5.893s, 2043	6,160,345	1,078,060
IFB Ser. 13-99, Class AS, IO, 5.893s, 2043	3,138,191	720,905
IFB Ser. 11-17, Class S, IO, 5.893s, 2041	7,470,113	1,230,328
IFB Ser. 10-158, Class SA, IO, 5.893s, 2040	2,428,037	433,672
IFB Ser. 10-151, Class SA, IO, 5.893s, 2040	2,410,265	430,787
IFB Ser. 11-128, Class TS, IO, 5.891s, 2041	3,379,929	693,224
IFB Ser. 10-89, Class SD, IO, 5.773s, 2040	3,599,175	616,366
IFB Ser. 11-70, Class SM, IO, 5.731s, 2041	5,451,000	1,338,548
IFB Ser. 11-70, Class SH, IO, 5.731s, 2041	5,599,000	1,377,018
IFB Ser. 10-50, Class GS, IO, 5.573s, 2040	11,508,885	1,877,398
IFB Ser. 10-37, Class SG, IO, 5.543s, 2040	4,918,649	779,606
Ser. 13-22, Class IE, IO, 5s, 2043	7,109,814	1,538,858
Ser. 13-22, Class OI, IO, 5s, 2043	6,612,506	1,439,656
Ser. 13-3, Class IT, IO, 5s, 2043	5,898,414	1,287,116
Ser. 13-6, Class IC, IO, 5s, 2043	5,603,145	1,203,836
Ser. 12-146, Class IO, IO, 5s, 2042	5,443,738	1,159,081
Ser. 13-6, Class CI, IO, 5s, 2042	4,194,142	859,715
Ser. 13-130, Class IB, IO, 5s, 2040	4,968,940	671,184
Ser. 13-16, Class IB, IO, 5s, 2040	8,000,598	851,545
Ser. 11-41, Class BI, IO, 5s, 2040	4,708,247	584,307
Ser. 10-35, Class UI, IO, 5s, 2040	3,138,193	729,630
Ser. 10-20, Class UI, IO, 5s, 2040	5,630,163	1,133,070
Ser. 10-9, Class UI, IO, 5s, 2040	32,134,280	6,901,657
Ser. 09-121, Class UI, IO, 5s, 2039	12,080,592	2,675,851
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	10,552,702	2,232,688
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	2,116,656	468,649
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	2,756,521	333,567
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	751,017	136,610
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	5,406,982	1,098,969
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	24,760,653	5,138,542
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	11,237,652	2,528,460
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	23,680,387	5,033,224
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	2,654,122	467,497
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	8,440,065	1,384,339
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	3,524,143	388,748
Ser. 14-4, Class IC, IO, 4s, 2044	4,739,000	1,032,107
Ser. 13-165, Class IL, IO, 4s, 2043	3,894,007	682,697
Ser. 12-56, Class IB, IO, 4s, 2042	4,246,682	952,448
Ser. 12-47, Class CI, IO, 4s, 2042	10,983,654	2,461,819
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	19,175,442	3,388,109
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	6,480,563	996,387
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	8,218,128	1,406,286
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	12,057,487	1,947,284
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	16,798,222	2,520,573

Premier Income Trust	27

MORTGAGE-BACKED SECURITIES (49.2%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		$8,770,112	$1,527,140
Ser. 12-140, Class IC, IO, 3 1/2s, 2042		8,751,010	1,990,855
Ser. 06-36, Class OD, PO, zero %, 2036		12,683	11,116

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.997s, 2045		6,978,567	1,221,249

			170,768,886
Commercial mortgage-backed securities (18.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 05-5,
Class D, 5.222s, 2045		1,456,000	1,485,702

Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036		630,121	302,458
Ser. 07-5, Class XW, IO, 0.361s, 2051		167,632,336	1,662,242

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.887s, 2050		922,000	910,475
Ser. 05-PWR7, Class D, 5.304s, 2041		1,026,000	965,261
Ser. 05-PWR7, Class B, 5.214s, 2041		1,641,000	1,658,860

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.439s, 2039		936,000	921,773
Ser. 06-PW14, Class XW, IO, 0.64s, 2038		41,769,849	785,273

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.781s, 2049		3,592,000	3,698,323
Ser. 06-C5, Class AJ, 5.482s, 2049		2,069,000	2,044,927

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045		917,000	847,216

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.118s, 2044		2,160,000	2,095,200
Ser. 07-CD5, Class XS, IO, 0.043s, 2044		57,337,428	252,965

COMM Mortgage Trust
FRB Ser. 07-C9, Class F, 5.8s, 2049		1,138,000	1,096,748
Ser. 07-C9, Class AJ, 5.65s, 2049		670,000	702,629
FRB Ser. 04-LB3A, Class E, 5.436s, 2037		1,522,000	1,540,721

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.172s, 2046		3,645,000	3,345,060
FRB Ser. 12-CR3, Class E, 4.769s, 2045		1,839,000	1,723,775
FRB Ser. 13-LC6, Class D, 4.29s, 2046		2,080,000	1,833,775
FRB Ser. 13-CR6, Class D, 4.176s, 2046		1,477,000	1,282,916
FRB Ser. 13-CR8, Class D, 3.971s, 2046		1,648,000	1,394,392
FRB Ser. 07-C9, Class AJFL, 0.847s, 2049		2,742,000	2,466,155

Cornerstone Titan PLC 144A FRB Ser. 05-CT1A, Class D, 1.565s,
2014 (Ireland)	GBP	14,961	24,349

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$950,000	973,318

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class M, 5 1/4s, 2035		324,882	13,063

Credit Suisse Mortgage Capital Certificates Ser. 06-C5, Class AX,
IO, 0.671s, 2039		48,617,517	844,263

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		1,105,723	45,335

28	Premier Income Trust

MORTGAGE-BACKED SECURITIES (49.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.418s, 2044	$3,755,000	$3,813,095

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.029s, 2020	4,443,207	77,978

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	562,255

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.311s, 2045	1,270,000	1,233,551
FRB Ser. 06-C1, Class AJ, 5.281s, 2044	597,000	582,254

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	1,054,000	938,060

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	1,127,000	1,073,468
FRB Ser. 05-GG3, Class D, 4.986s, 2042	1,937,000	1,949,060

GS Mortgage Securities Trust Ser. 05-GG4, Class AJ,
4.782s, 2039	2,015,000	2,033,201

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	2,168,000	2,142,418
FRB Ser. 11-GC3, Class D, 5.543s, 2044	2,442,000	2,488,753
Ser. 14-GC18, Class D, 4.948s, 2047	2,105,000	1,868,023
FRB Ser. GC10, Class D, 4.415s, 2046	923,000	814,178
Ser. 05-GG4, Class XC, IO, 0.7s, 2039	113,239,508	849,296

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.158s, 2030 (Cayman Islands)	729,000	490,253

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051	2,589,000	2,680,910
FRB Ser. 06-LDP7, Class AJ, 5.873s, 2045	683,000	691,143
FRB Ser. 06-LDP7, Class B, 5.873s, 2045	1,231,000	1,089,925
Ser. 06-LDP6, Class AJ, 5.565s, 2043	2,039,000	2,087,936
FRB Ser. 06-LDP6, Class B, 5.502s, 2043	1,123,000	1,111,933
FRB Ser. 04-CBX, Class B, 5.021s, 2037	573,000	580,854
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	1,965,000	1,833,518
FRB Ser. 13-C10, Class D, 4.16s, 2047	1,526,000	1,339,714

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.171s, 2051	1,675,000	1,642,527
FRB Ser. 07-CB20, Class C, 6.171s, 2051	1,904,000	1,782,944
FRB Ser. 11-C3, Class F, 5.541s, 2046	953,000	951,876
FRB Ser. 12-C8, Class E, 4.668s, 2045	2,961,000	2,749,391
FRB Ser. 12-LC9, Class E, 4.427s, 2047	2,231,000	2,012,517
FRB Ser. 13-C13, Class D, 4.056s, 2046	1,625,000	1,392,472
FRB Ser. 13-C13, Class E, 3.986s, 2046	1,489,000	1,133,603
Ser. 07-CB20, Class X1, IO, 0.154s, 2051	102,944,669	991,254

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,951,082	2,025,299
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,066,132

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	1,619,000	1,642,152
Ser. 06-C6, Class E, 5.541s, 2039	1,750,000	1,653,750

Premier Income Trust	29

MORTGAGE-BACKED SECURITIES (49.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502s, 2039	$1,500,000	$1,453,350
Ser. 07-C1, Class AJ, 5.484s, 2040	632,000	646,852
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,028,000	997,160
Ser. 04-C8, Class E, 4.986s, 2039	1,467,000	1,471,401

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.492s, 2028	84,912	8

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.263s, 2051	917,000	989,443
FRB Ser. 05-CIP1, Class B, 5.188s, 2038	1,046,000	1,004,160
Ser. 04-KEY2, Class D, 5.046s, 2039	2,993,000	3,009,761
Ser. 05-MCP1, Class D, 5.023s, 2043	1,017,000	992,185

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	785,000	747,713

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	893,000	858,977

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.785s, 2037	151,649	6,445
Ser. 07-C5, Class X, IO, 5.885s, 2049	2,793,575	198,623

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.083s, 2046	1,018,000	873,800

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	2,480,000	2,558,093
Ser. 07-HQ11, Class C, 5.558s, 2044	1,119,000	1,005,086
FRB Ser. 06-HQ8, Class B, 5.497s, 2044	4,110,000	4,036,020
FRB Ser. 06-HQ8, Class D, 5.497s, 2044	1,715,000	1,504,913
Ser. 06-HQ10, Class AJ, 5.389s, 2041	1,290,000	1,307,028
Ser. 04-IQ8, Class C, 5.3s, 2040	3,200,000	3,235,200

Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	2,286,204	2,177,610

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	376,000	282,000

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,037,653	259,413

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049 F	1,265,000	1,145,633
Ser. 13-C6, Class D, 4.354s, 2046	1,305,000	1,129,869

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6s, 2045	2,291,000	2,314,368
FRB Ser. 06-C25, Class AJ, 5.727s, 2043	1,491,000	1,544,825
Ser. 06-C24, Class AJ, 5.658s, 2045	1,705,000	1,689,826
Ser. 03-C9, Class E, 5.289s, 2035	2,500,000	2,500,000
Ser. 07-C34, IO, 0.337s, 2046	30,092,046	364,114

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class E, 5.407s, 2042	897,000	917,183
FRB Ser. 04-C15, Class G, 5.395s, 2041	1,500,000	1,455,000
FRB Ser. 03-C8, Class H, 4.238s, 2035	3,208,000	3,079,680

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046 F	1,373,000	1,208,585

30	Premier Income Trust

MORTGAGE-BACKED SECURITIES (49.2%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C17, Class D, 5.127s, 2046		$2,957,000	$2,722,750
FRB Ser. 12-C6, Class E, 5s, 2045		1,243,000	1,075,817
FRB Ser. 13-UBS1, Class D, 4.634s, 2046		3,396,000	3,004,849
FRB Ser. 13-C15, Class D, 4.486s, 2046		1,786,000	1,577,819
FRB Ser. 12-C10, Class D, 4.46s, 2045		1,914,000	1,730,320

			143,368,746
Residential mortgage-backed securities (non-agency) (9.4%)
Banc of America Funding Corp.
Ser. 06-2, Class 2A2, 6 1/4s, 2036		907,537	905,813
Ser. 06-2, Class 2A13, 6s, 2036		2,059,791	2,064,940
FRB Ser. 07-C, Class 07-C, 2.678s, 2036		3,925,367	3,630,964
FRB Ser. 06-G, Class 2A5, 0.437s, 2036		969,111	833,435

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036		409,755	227,865
Ser. 13-RR1, Class 3A3, 12.612s, 2037		1,007,988	851,246
Ser. 13-RR1, Class 9A4, 10.094s, 2036		650,000	653,250
Ser. 13-RR1, Class 2A4, 9.353s, 2036		2,157,023	1,974,755
Ser. 13-RR1, Class 3A2, 4s, 2037		862,077	859,405
Ser. 13-RR1, Class 4A2, 4s, 2037		834,091	827,668
Ser. 12-RR10, Class 8A2, 4s, 2036		817,463	810,351
FRB Ser. 12-RR10, Class 9A2, 2.66s, 2035		2,320,000	2,040,440
Ser. 13-RR1, Class 1A2, 2.455s, 2035		1,510,000	1,227,630

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 3A3, 12.977s, 2036		1,914,584	1,334,369
FRB Ser. 12-RR12, Class 2A3, 12.522s, 2035		890,745	821,712
FRB Ser. 12-RR11, Class 5A3, 10.923s, 2037		450,759	276,541
FRB Ser. 13-RR2, Class 3A2, 7.555s, 2036		800,000	742,000
FRB Ser. 10-RR12, Class 6A1, 5.998s, 2037		2,267,989	2,314,029
Ser. 12-RR12, Class 2A2, 4s, 2035		659,479	653,741
FRB Ser. 12-RR1, Class 1A4, 2.752s, 2037		1,120,645	798,460
FRB Ser. 09-RR11, Class 2A2, 2.43s, 2035		1,970,000	1,676,470

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.033s, 2034		79,080	5,726

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-2, Class 3A2, 8.248s, 2037		1,370,000	1,312,350
FRB Ser. 11-12, Class 2A2, 0.528s, 2035		2,080,000	1,684,800

Countrywide Alternative Loan Trust FRB Ser. 05-81, Class A1,
0.438s, 2037		1,673,393	1,230,948

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-4R, Class 1A4, 0.561s, 2037		1,200,000	915,600
FRB Ser. 08-4R, Class 3A4, zero %, 2038		1,500,000	1,365,000

DSLA Mortgage Loan Trust Ser. 04-AR2, Class X2, IO,
zero %, 2044		11,107,998	569,285

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.067s, 2043 (United Kingdom)	GBP	746,898	1,225,737
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	2,002,000	2,695,506

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021		$6,663	6,645

Premier Income Trust	31

MORTGAGE-BACKED SECURITIES (49.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.812s, 2035	$962,714	$823,120

MLCC Mortgage Investors, Inc. Ser. 04-A, Class XA2, IO,
1.152s, 2029	14,198,715	461,458

Mortgage IT Trust FRB Ser. 05-3, Class A2, 0.508s, 2035	1,115,506	976,067

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.548s, 2035	905,265	828,318

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.208s, 2046	5,123,768	4,481,760
FRB Ser. 06-AR3, Class A1B, 1.138s, 2046	2,348,214	1,909,098
FRB Ser. 05-AR19, Class A1C3, 0.658s, 2045	4,451,491	3,739,252
FRB Ser. 05-AR13, Class A1C3, 0.648s, 2045	8,884,757	7,632,006
FRB Ser. 05-AR8, Class 2AC2, 0.618s, 2045	2,656,015	2,339,949
FRB Ser. 05-AR11, Class A1B2, 0.608s, 2045	1,587,152	1,364,951
FRB Ser. 05-AR13, Class A1B2, 0.588s, 2045	1,889,602	1,719,538
FRB Ser. 05-AR17, Class A1B2, 0.568s, 2045	1,695,994	1,445,835
FRB Ser. 05-AR15, Class A1B2, 0.568s, 2045	2,969,596	2,474,624
FRB Ser. 05-AR19, Class A1C4, 0.558s, 2045	1,658,282	1,350,173
FRB Ser. 05-AR11, Class A1B3, 0.558s, 2045	3,746,467	3,278,159
FRB Ser. 05-AR8, Class 2AC3, 0.548s, 2045	923,851	810,679
FRB Ser. 05-AR6, Class 2AB3, 0.428s, 2045	899,493	809,544
FRB Ser. 12-RR2, Class 1A2, 0.356s, 2047	1,250,000	877,158

		73,858,370

Total mortgage-backed securities (cost $360,342,376)		$387,996,002

CORPORATE BONDS AND NOTES (31.5%)*	Principal amount	Value

Basic materials (2.3%)
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	$451,000	$563,270

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	365,000	358,613

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	732,000	700,890

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	531,000	572,153

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	386,000	402,405

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	250,000	242,500

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	430,000	457,950

Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s,
2018 (Mexico)	210,000	235,725

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	420,000	426,300

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	35,000	37,100

Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	200,000	208,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	650,000	689,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	235,000	258,794

32	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		$103,000	$106,863

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		340,000	357,850

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		169,000	182,520

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021		400,000	395,000

Grohe Holding GmbH 144A company guaranty sr. FRN notes
4.277s, 2017 (Germany)	EUR	421,000	565,912

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		$449,000	479,308

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		555,000	657,675

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		500,000	518,750

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		500,000	520,000

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		661,000	745,278

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		500,000	492,500

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		97,000	83,178

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		100,000	109,250

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)		615,000	625,763

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	197,381	266,618

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$615,000	708,788

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		526,000	582,545

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		81,000	86,265

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		185,000	197,950

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		200,000	191,000

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		360,000	399,600

Nufarm Australia, Ltd. 144A company guaranty sr. unsec. notes
6 3/8s, 2019 (Australia)		111,000	115,718

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		390,000	416,325

PQ Corp. 144A sr. notes 8 3/4s, 2018		315,000	344,138

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		298,000	334,505

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		320,000	346,400

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		265,000	260,694

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		200,000	208,263

Premier Income Trust	33

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		$75,000	$81,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		95,000	103,788

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023		45,000	45,338

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		480,000	542,400

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		335,000	360,125

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		350,000	354,375

USG Corp. sr. unsec. notes 9 3/4s, 2018		418,000	497,420

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021		285,000	302,813

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		125,000	121,563

			17,860,928
Capital goods (1.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		1,020,000	1,096,500

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		974,000	1,107,925

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		64,412	65,217

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		435,000	475,238

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		325,000	327,438

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		56,000	64,400

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		110,000	113,713

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		245,000	258,475

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		244,000	240,340

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		275,000	283,938

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		553,000	609,683

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023		438,000	415,005

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		199,000	202,483

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		138,000	105,915

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		260,000	267,475

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		443,000	456,290

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	213,182

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$464,000	497,640

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		660,000	869,489

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		457,000	470,710

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		455,000	428,838

34	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018		$230,000	$248,400

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	280,238

Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067
(United Kingdom)	EUR	135,000	194,430

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		$200,000	211,000

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		330,000	362,175

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		310,000	316,975

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		210,000	231,525

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		185,000	197,256

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		845,000	897,813

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	220,000	313,775

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$330,000	360,525

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		100,000	107,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		662,000	686,825

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017		494,000	529,568

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		105,000	113,663

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		519,000	555,330

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021		345,000	335,513

			14,512,155
Communication services (4.1%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		472,000	549,880

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	449,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		45,000	50,513

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		296,000	308,580

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,331,000	1,279,424

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		767,000	728,650

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		139,000	146,819

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		393,000	397,913

Premier Income Trust	35

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Communication services cont.
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		$95,000	$95,950

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		147,000	157,290

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		617,000	611,601

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		170,000	184,238

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022		30,000	30,975

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		260,000	270,400

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		887,000	919,819

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		251,000	267,943

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		801,000	817,020

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		384,000	435,840

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		115,000	113,850

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		488,000	530,700

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		594,000	674,190

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		979,000	1,013,265

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)		190,000	196,175

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		323,000	355,704

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		431,000	466,558

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		1,317,000	1,412,483

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		605,000	642,813

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	245,000	348,100

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		$332,000	371,010

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		85,000	93,288

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		44,000	46,750

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021		150,000	153,375

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		131,000	141,153

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		855,000	887,063

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		480,000	498,600

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		281,000	210,750

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		371,000	409,955

36	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Communication services cont.
Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	$707,698

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$413,000	401,643

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	417,837

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		153,000	163,710

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		125,000	130,000

Sprint Capital Corp. company guaranty 6 7/8s, 2028		350,000	334,250

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		1,295,000	1,495,725

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		238,000	256,445

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		959,000	1,157,993

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		510,000	544,425

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		465,000	501,038

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	187,601

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	142,436

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		$175,000	184,188

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	680,000	991,384

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	200,000	290,674

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	305,000	448,939

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	535,000	736,858

Unitymedia KabelBW GmbH company guaranty sr. notes
Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	678,000	1,007,698

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	677,000	1,002,304

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$375,000	367,500

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	79,000	140,928

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	535,000	901,473

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$1,027,000	1,145,105

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	760,000	1,078,948

Wind Acquisition Holdings Finance SA company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg)	EUR	298,841	415,138

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		$584,000	667,220

Premier Income Trust	37

CORPORATE BONDS AND NOTES (31.5%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	$254,000	$266,700

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023	205,000	190,650

		32,544,145
Consumer cyclicals (5.2%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	60,000	65,550

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	361,000	414,248

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	600,000	688,500

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	383,000	409,810

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	135,000	149,513

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	291,000	295,365

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	244,000	244,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	132,000	127,875

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	480,000	502,800

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	225,000	226,985

Building Materials Corp. of America 144A company guaranty
sr. notes 7 1/2s, 2020	235,000	253,213

Building Materials Corp. of America 144A company guaranty
sr. notes 7s, 2020	140,000	149,450

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	360,000	386,550

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	320,000	356,800

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	754,000	731,380

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	244,000	244,610

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	70,000	75,600

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	235,000	234,413

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	52,000	52,260

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	643,000	646,215

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	92,000	104,420

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	886,000	1,006,718

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	505,000	566,231

38	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		$60,000	$56,700

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		83,000	91,923

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021		313,000	316,130

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019		603,000	615,060

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020		365,000	385,988

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 6 1/2s, 2022		716,000	735,690

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023		487,000	467,520

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		407,000	436,508

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023		90,000	92,475

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		465,000	494,063

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		414,000	445,050

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		115,000	112,413

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		240,000	241,200

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		340,000	360,400

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		400,000	405,000

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		145,000	148,625

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		616,000	657,580

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	600,000	569,153

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. unsec. notes 7s, 2020		$388,000	302,640

Grupo Televisa, S.A.B sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	6,600,000	368,517

Grupo Televisa, S.A.B. sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$195,000	213,264

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)		69,000	77,435

GTECH SpA jr. sub. FRN notes Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	515,000	747,771

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		$175,000	180,250

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		412,000	453,200

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		245,000	249,288

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		295,000	319,338

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		821,000	894,890

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	301,197	413,537

Premier Income Trust	39

CORPORATE BONDS AND NOTES (31.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	$175,000	$182,000

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	260,000	278,850

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	695,000	757,550

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	190,000	192,375

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	130,000	135,200

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	187,000	189,338

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	500,000	525,000

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	160,000	150,400

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	256,000	277,760

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	319,000	349,305

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	335,000	332,488

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	770,000	873,950

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	145,000	159,319

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	285,000	307,088

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	255,000	286,238

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	90,000	96,075

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡	360,000	369,900

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	1,206,979	1,357,851

Navistar International Corp. sr. notes 8 1/4s, 2021	561,000	577,830

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	665,000	691,600

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	301,000	316,050

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	220,000	230,450

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	260,000	257,400

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	200,000	213,500

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	173,000	170,838

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	666,000	734,265

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	338,000	373,490

Owens Corning company guaranty sr. unsec. notes 9s, 2019	211,000	261,376

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	440,000	424,600

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	365,000	375,950

40	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Consumer cyclicals cont.
PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		$235,000	$251,450

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡		165,000	168,300

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032		265,000	273,613

Quiksilver, Inc./QS Wholesale, Inc. company guaranty sr. unsec.
notes 10s, 2020		50,000	56,375

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018		50,000	54,250

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		388,000	381,210

Rent-A-Center, Inc./TX company guaranty sr. unsec. notes
4 3/4s, 2021		175,000	158,375

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		115,000	125,925

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		555,000	563,325

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	394,710

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		741,000	820,658

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	595,000	900,780

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$200,000	227,500

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		255,000	253,725

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		227,000	234,945

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		165,000	163,350

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		165,000	166,650

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		326,000	329,260

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022		50,000	51,500

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		501,000	495,990

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		25,000	26,656

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		30,000	31,875

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		255,000	274,125

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		175,000	183,750

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		85,000	82,238

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		465,000	452,213

Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	449,000	800,850

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$569,000	578,958

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		358,788	379,418

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		800,000	914,000

Premier Income Trust	41

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		$115,000	$116,438

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		229,000	251,328

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		455,000	487,988

			40,883,878
Consumer staples (1.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		700,000	621,250

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018		215,220	211,454

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		828,000	885,960

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		175,000	168,875

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		235,000	226,775

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		432,000	475,200

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		115,000	106,950

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		530,000	555,175

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		115,000	108,100

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		585,000	559,406

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		142,000	160,993

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		200,000	218,000

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		115,000	107,813

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		285,000	275,738

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		279,000	308,295

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		265,000	289,844

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		380,000	404,700

Elizabeth Arden, Inc. 144A sr. unsec. notes 7 3/8s, 2021		320,000	340,800

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	454,000	780,243

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$310,000	281,308

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		634,000	619,735

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		155,000	165,656

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		263,000	270,890

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		170,000	175,950

42	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$150,000	$162,563

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		810,000	844,425

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		245,000	259,700

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		115,000	125,063

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		415,000	446,644

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		210,000	223,388

Post Holdings, Inc. 144A company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	53,188

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		320,000	320,000

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021		540,000	534,600

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		535,000	610,569

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	140,313

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		340,000	357,850

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2021		100,000	101,250

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		305,000	317,200

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		356,000	400,945

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		105,000	108,938

			13,325,746
Energy (6.1%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		309,000	327,540

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		340,000	362,100

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		638,000	625,240

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		355,000	290,213

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021		324,000	326,430

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		484,000	506,990

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		115,000	122,475

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017		360,000	389,700

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		694,000	749,520

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		325,000	365,625

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		5,000	5,450

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	145,000	214,040

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$115,000	119,744

Premier Income Trust	43

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		$515,000	$554,913

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		250,000	252,813

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		204,000	208,080

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	330,617

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$197,000	141,348

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		293,000	317,539

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		1,135,000	1,188,913

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		795,000	819,844

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 7 1/8s, 2021		187,000	211,310

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		685,000	719,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		186,000	203,670

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		74,000	79,180

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		406,000	401,433

Forbes Energy Services, Ltd. company guaranty sr. unsec.
notes 9s, 2019		246,000	240,465

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	814,616

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		575,000	598,719

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)		1,855,000	2,251,729

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		316,000	369,837

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)		485,000	491,261

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		451,000	466,785

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020		719,000	772,925

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		390,000	404,625

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021		1,002,000	999,495

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		40,000	42,100

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021		175,000	193,375

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		340,000	363,800

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		275,000	282,563

44	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.	Principal amount	Value

Energy cont.
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	$125,000	$138,438

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	493,000	486,838

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7s, 2019	605,000	614,075

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	184,000	55,200

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	1,080,000	1,166,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	528,000	549,120

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	242,000	241,395

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	520,000	390,000

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	620,000	589,918

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	180,000	185,850

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	233,000	245,815

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	250,000	265,000

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	270,000	286,200

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	460,000	493,096

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	345,000	345,000

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	543,000	610,875

Pemex Project Funding Master Trust company guaranty
sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	354,719

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	270,000	246,375

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	728,000	738,920

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	960,000	1,086,038

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	140,000	129,136

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	960,000	947,880

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	3,705,000	2,556,561

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	650,000	329,589

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	910,000	861,597

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	2,205,000	1,856,676

Premier Income Trust	45

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		$7,475,000	$5,800,600

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)		320,000	260,800

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)		1,440,000	1,731,600

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 5/8s, 2021		325,000	355,063

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		350,000	378,875

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022		175,000	173,469

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		290,000	307,400

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021		255,000	254,363

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022		220,000	220,000

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		175,000	182,875

Samson Investment Co. 144A sr. unsec. notes 10 1/2s, 2020		950,000	1,045,000

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		284,000	294,650

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		365,000	396,317

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		385,000	414,838

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		190,000	200,925

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		245,000	254,800

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	125,000	116,174

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$125,000	128,125

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		105,000	109,662

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		385,000	405,694

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		450,000	471,375

Williams Cos., Inc. (The) notes 7 3/4s, 2031		158,000	171,885

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		750,000	804,375

			48,375,848
Financials (4.3%)
Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021		448,000	462,560

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		335,000	371,850

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		1,320,000	1,551,000

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		315,000	391,388

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		375,000	351,563

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		1,080,000	1,038,593

Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s,
2018 (Costa Rica)		250,000	243,770

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	135,000	197,247

46	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Financials cont.
Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
notes 9 7/8s, 2018 (United Kingdom)	GBP	345,000	$613,935

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		$135,000	144,619

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		191,000	182,644

CIT Group, Inc. sr. unsec. notes 5s, 2023		255,000	250,856

CIT Group, Inc. sr. unsec. notes 5s, 2022		315,000	313,425

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		310,000	328,213

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	526,400

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		380,000	404,700

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		395,000	329,825

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		190,000	193,325

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	534,375

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	618,806

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		706,000	758,950

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		475,000	494,000

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	486,000	689,932

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020		$783,000	811,384

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022		440,000	436,150

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		96,000	104,160

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		20,000	20,200

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018		415,000	417,075

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		265,000	296,138

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		670,000	710,694

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, 2049 (United Kingdom)		320,000	308,000

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		177,000	188,505

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		505,000	521,413

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		320,000	316,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		185,000	188,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018		180,000	181,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	469,060

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		763,000	787,798

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		438,000	448,950

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		607,000	622,175

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		535,000	579,138

Premier Income Trust	47

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Financials cont.
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		$120,000	$121,200

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		466,000	459,010

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)		600,000	592,500

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.092s, perpetual maturity (United Kingdom)	EUR	700,000	928,984

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)		$235,000	236,777

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sr. unsec. notes 5.298s, 2017 (Russia)		550,000	564,416

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		500,000	521,857

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)		405,000	418,163

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		200,000	200,000

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	371,329

UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s,
perpetual maturity (Jersey)	EUR	182,000	247,876

UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	400,000	602,491

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$425,000	397,974

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		468,000	482,625

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		1,650,000	1,760,592

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		1,065,000	1,120,913

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		3,196,000	3,467,660

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		2,406,000	2,532,315

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		315,000	318,938

			33,744,936
Health care (2.4%)
(CHS) Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		70,000	70,438

(CHS) Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		85,000	87,125

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		455,000	466,375

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		308,000	320,320

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		325,000	349,375

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	509,307

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		$510,000	543,788

48	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Health care cont.
Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		$453,000	$484,710

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	330,000	494,345

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$110,000	112,338

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		696,000	735,150

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		182,000	199,745

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		515,000	529,163

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	160,000	227,891

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$360,000	403,200

Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	754,000	1,304,350

Endo Finance Co. 144A company guaranty sr. unsec. notes
5 3/4s, 2022		$175,000	174,563

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		185,000	198,875

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		370,000	393,125

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	137,813

HCA, Inc. sr. notes 6 1/2s, 2020		1,898,000	2,092,545

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		128,000	144,640

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		740,000	804,750

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		200,000	207,000

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		386,000	412,055

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		202,000	214,120

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		415,000	437,825

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		335,000	376,038

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		342,000	341,145

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		911,000	1,047,650

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		291,000	328,830

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		245,000	254,188

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		269,000	291,865

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		277,000	299,160

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		540,000	569,700

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021		135,000	140,738

Premier Income Trust	49

CORPORATE BONDS AND NOTES (31.5%)* cont.	Principal amount	Value

Health care cont.
Service Corp. International/US sr. notes 7s, 2019	$180,000	$191,700

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	175,000	176,969

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	285,000	299,963

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	370,000	386,650

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	115,000	111,406

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	360,000	345,150

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	455,000	502,775

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	225,000	236,813

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	70,000	75,425

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	170,000	181,475

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	70,000	74,725

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	70,000	74,463

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	505,000	553,606

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	315,000	326,025

		19,241,390
Technology (1.2%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	180,000	188,100

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	260,000	265,850

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	252,000	233,100

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,085,000	1,071,438

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	183,000	198,555

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	956,000	1,113,740

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,311,000	1,389,660

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	221,000	235,918

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	315,000	347,288

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	505,000	518,888

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	105,000	107,888

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	85,000	97,538

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	250,000	260,000

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	125,000	140,625

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	430,000	442,363

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	670,000	659,113

50	Premier Income Trust

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019		$265,000	$277,588

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		344,000	377,970

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		431,000	470,329

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	380,000	574,022

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	515,000	747,056

			9,717,029
Transportation (0.5%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	1,111,000	1,300,445

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		$360,000	382,050

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		372,000	400,830

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)		705,000	750,825

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018		895,000	986,738

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		345,000	341,550

			4,162,438
Utilities and power (1.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,328,100

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021		310,000	343,325

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023		160,000	149,600

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		1,049,000	1,148,655

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		110,000	113,850

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		85,000	84,363

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037		615,000	690,693

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019		940,000	1,175

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	180,933

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		577,000	747,222

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		979,000	1,035,293

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020		1,390,000	1,462,975

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		346,000	389,683

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		208,000	223,860

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022		120,000	132,600

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020		644,000	740,600

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡		261,401	266,629

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		150,000	145,625

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		441,000	465,255

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	112,875

Premier Income Trust	51

CORPORATE BONDS AND NOTES (31.5%)* cont.		Principal amount	Value

Utilities and power cont.
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		$100,000	$99,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		1,525,000	1,666,169

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		1,375,000	1,502,188

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		280,000	273,000

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		230,000	209,588

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028		145,000	177,206

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		205,000	151,188

Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual
maturity (Sweden)	EUR	364,000	509,435

			14,351,085

Total corporate bonds and notes (cost $241,144,508)			$248,719,578

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (18.7%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$884,621	$1,000,515

			1,000,515
U.S. Government Agency Mortgage Obligations (18.6%)
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016		2,217	2,299
5 1/2s, TBA, February 1, 2044		5,000,000	5,505,469
4 1/2s, TBA, February 1, 2044		26,000,000	27,893,125
4s, TBA, February 1, 2044		96,000,000	100,567,498
3s, TBA, February 1, 2044		13,000,000	12,641,485

			146,609,876

Total U.S. government and agency mortgage obligations (cost $145,262,162)			$147,610,391

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.7%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$658,958	$417,384

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		1,665,000	1,323,675

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		8,973,000	7,739,213

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		8,117,800	4,870,680

Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s,
2024 (Bahamas)		200,000	198,592

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	BRL	3,500	1,363,360

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	347,500,000	654,476

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$375,000	366,563

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		565,000	600,595

52	Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.7%)* cont.	Principal amount/units		Value

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		$620,000	$641,700

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		425,000	381,225

Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		1,000,000	1,030,200

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		468,000	491,863

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		1,677,959	1,569,227

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	783,858	525,085

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	663,858	445,148

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	825,858	555,347

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	971,858	655,870

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	2,581,858	1,752,044

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	935,858	639,123

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	1,575,858	1,085,506

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	1,771,858	1,234,067

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	1,369,858	961,434

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	741,858	525,315

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	1,261,859	908,338

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	585,859	427,012

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	2,943,859	2,179,898

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	621,859	468,918

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	1,831,859	1,414,805

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	711,859	562,340

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	1,673,859	1,359,035

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	4,471,859	3,754,056

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	540,348	468,182

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	1,854,300	1,670,272

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$900,000	896,701

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		1,755,000	1,503,245

Premier Income Trust	53

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.7%)* cont.	Principal amount/units		Value

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		$1,555,000	$1,547,847

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	22,650,000	638,521

Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$1,275,000	1,071,000

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	3,519,000	5,432,878

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	1,019,000	1,429,353

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$47,905	55,667

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	194,634

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		465,000	464,535

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		4,338,406	5,002,182

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		400,000	417,908

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		300,000	287,652

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		179,371	178,955

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	1,019,000	1,547,984

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$440,000	456,482

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		3,785,000	4,337,572

Ukraine (Government of) 144A bonds 7 3/4s, 2020 (Ukraine)		230,000	198,950

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		700,000	683,492

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		3,240,000	3,026,202

Ukraine (Government of) 144A sr. unsec. notes 7.8s,
2022 (Ukraine)		225,000	190,733

United Mexican States sr. unsec. notes 5 3/4s, 2110 (Mexico)		1,120,000	1,019,200

Venezuela (Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)		650,000	368,030

Venezuela (Republic of) 144A unsec. bonds 13 5/8s,
2018 (Venezuela)		2,215,000	2,106,332

Total foreign government and agency bonds and notes (cost $76,898,004)			$76,296,603

SENIOR LOANS (1.6%)*[c]		Principal amount	Value

Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018		$480,000	$471,600

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018		316,800	318,384

Asurion, LLC bank term loan FRN Ser. B1, 4 1/2s, 2019		348,241	347,993

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018		490,000	487,550

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		53,347	53,764

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		2,069,191	1,987,716

Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017		529,000	540,608

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021		325,000	328,308

54	Premier Income Trust

SENIOR LOANS (1.6%)*[c] cont.	Principal amount	Value

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.918s, 2019	$973,000	$943,463

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	336,720	338,244

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	444,077	448,835

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	683,288	691,402

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	493,819	464,807

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	343,275	346,511

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017	225,956	226,746

Motor City Casino bank term loan FRN Ser. B, 5s, 2017	489,629	494,526

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	116,972	119,020

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020	588,525	595,306

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	199,362	199,362

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	245,000	249,900

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	295,000	296,325

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	1,360,286	944,670

Travelport, LLC bank term loan FRN 9 1/2s, 2016	599,922	619,670

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	122,420	124,971

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020	308,450	311,791

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020	307,675	310,559

WR Grace & Co. bank term loan FRN 3s, 2021	250,526	251,257

WR Grace & Co. bank term loan FRN Ser. DD, 3s, 2021	89,474	89,667

Total senior loans (cost $12,760,761)		$12,602,955

PREFERRED STOCKS (0.2%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	815	$788,793

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	16,450	450,401

M/I Homes, Inc. $2.438 pfd.	8,790	219,838

Total preferred stocks (cost $1,108,497)		$1,459,032

COMMON STOCKS (0.1%)*	Shares	Value

Tribune Co. †	7,741	$576,705

Tribune Co. Class 1C F	675,896	168,974

Total common stocks (cost $373,503)		$745,679

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.79625/3 month USD-LIBOR-BBA/May-24	May-14/2.79625	$48,576,700	$453,221

Total purchased swap options outstanding (cost $551,346)			$453,221

Premier Income Trust	55

PURCHASED TBA COMMITMENT OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/$100.50	$28,000,000	$218,400

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/100.20	29,000,000	196,330

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/100.05	28,000,000	175,840

Total purchased TBA commitment options outstanding (cost $834,688)			$590,570

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$230,000	$331,919

Total convertible bonds and notes (cost $248,325)		$331,919

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	4,800	$309,264

Total convertible preferred stocks (cost $240,000)		$309,264

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	117	$10,732

Total warrants (cost $351)				$10,732

SHORT-TERM INVESTMENTS (7.1%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07% L	3,472,912	$3,472,912

SSgA Prime Money Market Fund zero % P	980,000	980,000

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 24, 2014 # ∆ §	$9,494,000	9,491,408

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, May 29, 2014 # ∆ §	35,440,000	35,436,314

U.S. Treasury Bills with an effective yield of 0.09%, April 3, 2014	6,428,000	6,427,814

Total short-term investments (cost $55,797,751)		$55,808,448

TOTAL INVESTMENTS

Total investments (cost $895,562,272)		$932,934,394

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona

56	Premier Income Trust

Key to holding’s abbreviations

bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $788,606,235.

† Non-income-producing security.

The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $304,251,368 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

Premier Income Trust	57

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.9%	Brazil	0.7%

Russia	2.4	Germany	0.6

Greece	2.3	Ireland	0.6

Argentina	1.5	Ukraine	0.5

Venezuela	1.5	Indonesia	0.5

United Kingdom	1.4	Mexico	0.5

Luxembourg	1.2	Turkey	0.5

Canada	0.8	Other	3.1

		Total	100.0%

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $301,939,699) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Chilean Peso	Sell	4/16/14	$1,964,363	$2,009,677	$45,314

	Euro	Buy	3/19/14	1,980,594	2,009,914	(29,320)

	Euro	Sell	3/19/14	1,980,594	2,004,497	23,903

	Singapore Dollar	Sell	2/19/14	654,790	682,743	27,953

	Swiss Franc	Sell	3/19/14	2,113,692	2,115,767	2,075

Barclays Bank PLC
	Australian Dollar	Sell	4/16/14	1,976,535	1,968,709	(7,826)

	Brazilian Real	Buy	4/2/14	1,344,405	1,353,572	(9,167)

	Brazilian Real	Sell	4/2/14	1,344,405	1,357,199	12,794

	British Pound	Sell	3/19/14	898,266	893,117	(5,149)

	Canadian Dollar	Sell	4/16/14	1,686,116	1,758,700	72,584

	Euro	Sell	3/19/14	3,071,842	3,065,175	(6,667)

	Japanese Yen	Sell	2/19/14	3,192,002	3,345,681	153,679

	Mexican Peso	Buy	4/16/14	41,654	42,418	(764)

	Norwegian Krone	Buy	3/19/14	90,865	95,892	(5,027)

	Polish Zloty	Buy	3/19/14	1,072,991	1,087,663	(14,672)

	Polish Zloty	Sell	3/19/14	1,072,991	1,098,551	25,560

	Singapore Dollar	Sell	2/19/14	651,501	677,960	26,459

	Swiss Franc	Sell	3/19/14	4,261,035	4,289,753	28,718

	Turkish Lira	Sell	3/19/14	1,171,176	1,111,224	(59,952)

Citibank, N.A.
	Brazilian Real	Sell	4/2/14	217,905	228,264	10,359

	Canadian Dollar	Sell	4/16/14	434,728	456,630	21,902

	Chilean Peso	Sell	4/16/14	2,329,149	2,337,438	8,289

58	Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $301,939,699) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Euro	Buy	3/19/14	$152,405	$174,881	$(22,476)

	Japanese Yen	Buy	2/19/14	2,424,835	2,400,248	24,587

	Japanese Yen	Sell	2/19/14	2,424,835	2,415,733	(9,102)

	New Taiwan Dollar	Buy	2/19/14	3,655,580	3,765,926	(110,346)

	New Taiwan Dollar	Sell	2/19/14	3,655,579	3,777,123	121,544

	Swiss Franc	Sell	3/19/14	3,867,911	3,878,863	10,952

Credit Suisse International
	Australian Dollar	Sell	4/16/14	1,978,451	1,982,338	3,887

	British Pound	Sell	3/19/14	1,208,370	1,195,609	(12,761)

	Canadian Dollar	Sell	4/16/14	1,873,989	1,929,015	55,026

	Euro	Sell	3/19/14	1,146,142	1,148,914	2,772

	Indian Rupee	Buy	2/19/14	1,185,785	1,190,442	(4,657)

	Indian Rupee	Sell	2/19/14	1,185,785	1,203,515	17,730

	Indian Rupee	Buy	5/21/14	3,476,203	3,476,539	(336)

	Japanese Yen	Buy	2/19/14	3,985,701	3,980,455	5,246

	Japanese Yen	Sell	2/19/14	3,985,701	3,984,264	(1,437)

	Mexican Peso	Buy	4/16/14	1,441,842	1,488,364	(46,522)

	New Zealand Dollar	Sell	4/16/14	1,944,487	1,984,103	39,616

	Norwegian Krone	Buy	3/19/14	1,968,187	2,022,054	(53,867)

	Norwegian Krone	Sell	3/19/14	1,968,187	2,001,969	33,782

	Singapore Dollar	Sell	2/19/14	1,008,894	1,055,223	46,329

	South African Rand	Sell	4/16/14	1,186,950	1,170,984	(15,966)

	South Korean Won	Buy	2/19/14	5,064,380	5,067,307	(2,927)

	South Korean Won	Sell	2/19/14	5,064,380	5,059,742	(4,638)

	Swedish Krona	Sell	3/19/14	2,454,477	2,441,451	(13,026)

	Swiss Franc	Sell	3/19/14	3,420,833	3,408,308	(12,525)

Deutsche Bank AG
	Australian Dollar	Sell	4/16/14	2,101,609	2,134,961	33,352

	Canadian Dollar	Sell	4/16/14	3,856,168	3,964,855	108,687

	Euro	Sell	3/19/14	2,807,089	2,811,244	4,155

	Japanese Yen	Buy	2/19/14	2,954,068	3,010,548	(56,480)

	Japanese Yen	Sell	2/19/14	2,954,068	2,936,770	(17,298)

	Polish Zloty	Buy	3/19/14	1,002,129	1,015,776	(13,647)

	Polish Zloty	Sell	3/19/14	1,002,129	1,025,196	23,067

	Swiss Franc	Sell	3/19/14	6,226,547	6,263,105	36,558

Goldman Sachs International
	British Pound	Buy	3/19/14	2,317,973	2,307,431	10,542

	British Pound	Sell	3/19/14	2,317,973	2,303,758	(14,215)

	Canadian Dollar	Sell	4/16/14	1,925,350	2,008,960	83,610

	Chilean Peso	Buy	4/16/14	158,235	161,484	(3,249)

	Chilean Peso	Sell	4/16/14	158,235	164,604	6,369

	Euro	Sell	3/19/14	3,252,841	3,275,561	22,720

Premier Income Trust	59

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $301,939,699) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Japanese Yen	Buy	2/19/14	$3,075,579	$3,038,413	$37,166

	Japanese Yen	Sell	2/19/14	3,075,579	3,078,661	3,082

HSBC Bank USA, National Association
	Canadian Dollar	Buy	4/16/14	1,970,974	2,019,470	(48,496)

	Canadian Dollar	Sell	4/16/14	1,970,974	2,056,079	85,105

	Euro	Sell	3/19/14	397,198	389,118	(8,080)

	Japanese Yen	Sell	2/19/14	2,061,019	2,009,872	(51,147)

	New Taiwan Dollar	Buy	2/19/14	3,655,580	3,765,073	(109,493)

	New Taiwan Dollar	Sell	2/19/14	3,655,579	3,775,498	119,919

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	874,386	845,991	(28,395)

	British Pound	Sell	3/19/14	1,585,195	1,558,998	(26,197)

	Canadian Dollar	Sell	4/16/14	3,129,949	3,217,038	87,089

	Euro	Sell	3/19/14	451,686	442,849	(8,837)

	Japanese Yen	Buy	2/19/14	2,100,291	2,090,261	10,030

	Japanese Yen	Sell	2/19/14	2,100,291	2,090,835	(9,456)

	Mexican Peso	Buy	4/16/14	1,007,169	1,025,336	(18,167)

	New Taiwan Dollar	Buy	2/19/14	6,387,676	6,565,939	(178,263)

	New Taiwan Dollar	Sell	2/19/14	6,387,676	6,607,391	219,715

	New Zealand Dollar	Sell	4/16/14	1,944,406	1,984,062	39,656

	Norwegian Krone	Buy	3/19/14	358,847	368,714	(9,867)

	Russian Ruble	Sell	3/19/14	620,939	641,456	20,517

	Singapore Dollar	Buy	2/19/14	4,640,944	4,685,792	(44,848)

	Singapore Dollar	Sell	2/19/14	4,640,944	4,764,389	123,445

	South Korean Won	Buy	2/19/14	6,471,072	6,470,855	217

	South Korean Won	Sell	2/19/14	6,471,072	6,445,050	(26,022)

	Swiss Franc	Sell	3/19/14	2,012,514	2,044,931	32,417

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Sell	4/16/14	1,918,538	1,983,583	65,045

	Euro	Sell	3/19/14	3,412,799	3,409,890	(2,909)

	Japanese Yen	Sell	2/19/14	3,066,015	3,099,800	33,785

	Mexican Peso	Buy	4/16/14	1,158,616	1,180,783	(22,167)

State Street Bank and Trust Co.
	Brazilian Real	Buy	4/2/14	1,182,772	1,180,171	2,601

	British Pound	Buy	3/19/14	2,011,156	2,003,202	7,954

	British Pound	Sell	3/19/14	2,011,156	2,011,027	(129)

	Canadian Dollar	Sell	4/16/14	1,909,754	1,992,686	82,932

	Euro	Sell	3/19/14	1,271,303	1,310,080	38,777

	Japanese Yen	Sell	2/19/14	706,231	814,145	107,914

	Mexican Peso	Buy	4/16/14	1,073,613	1,093,077	(19,464)

	New Taiwan Dollar	Buy	2/19/14	6,387,679	6,569,700	(182,021)

	New Taiwan Dollar	Sell	2/19/14	6,387,679	6,598,830	211,151

60	Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $301,939,699) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Norwegian Krone	Buy	3/19/14	$347,189	$356,491	$(9,302)

	Polish Zloty	Buy	3/19/14	1,950,005	1,979,684	(29,679)

	Polish Zloty	Sell	3/19/14	1,950,005	1,994,912	44,907

	Singapore Dollar	Sell	2/19/14	1,445,473	1,496,709	51,236

	South Korean Won	Buy	2/19/14	7,041,236	7,052,062	(10,826)

	South Korean Won	Sell	2/19/14	7,041,236	7,001,268	(39,968)

	Swedish Krona	Sell	3/19/14	19,356	19,405	49

	Swiss Franc	Sell	3/19/14	299,119	299,376	257

UBS AG
	Australian Dollar	Sell	4/16/14	1,970,612	1,972,133	1,521

	British Pound	Buy	3/19/14	4,053,372	4,072,653	(19,281)

	British Pound	Sell	3/19/14	4,053,372	4,029,754	(23,618)

	Canadian Dollar	Sell	4/16/14	2,550,730	2,650,910	100,180

	Euro	Sell	3/19/14	1,790,560	1,798,390	7,830

	Japanese Yen	Buy	2/19/14	2,658,618	2,629,194	29,424

	Japanese Yen	Sell	2/19/14	2,658,618	2,654,597	(4,021)

	Mexican Peso	Buy	4/16/14	418,492	445,603	(27,111)

	Norwegian Krone	Buy	3/19/14	1,249,157	1,282,787	(33,630)

	Russian Ruble	Buy	3/19/14	489,046	503,241	(14,195)

	Russian Ruble	Sell	3/19/14	489,046	513,588	24,542

	Singapore Dollar	Sell	2/19/14	285,492	345,302	59,810

	South African Rand	Sell	4/16/14	1,186,941	1,178,509	(8,432)

	Swedish Krona	Sell	3/19/14	1,678,111	1,683,069	4,958

	Swiss Franc	Sell	3/19/14	3,313,697	3,315,925	2,228

WestPac Banking Corp.
	Canadian Dollar	Sell	4/16/14	3,296,221	3,439,064	142,843

	Euro	Buy	3/19/14	3,986,005	4,021,308	(35,303)

	Euro	Sell	3/19/14	3,986,005	4,007,265	21,260

	Japanese Yen	Buy	2/19/14	3,187,054	3,196,661	(9,607)

	Japanese Yen	Sell	2/19/14	3,187,054	3,192,627	5,573

Total						$1,362,305

FUTURES CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	5	$511,682	Mar-14	$13,953

Euro-Bobl 5 yr (Long)	15	2,563,810	Mar-14	19,168

Euro-Bund 10 yr (Short)	62	12,031,155	Mar-14	(205,913)

Euro-Buxl 30 yr (Short)	21	3,633,235	Mar-14	(116,194)

Premier Income Trust	61

FUTURES CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond
10 yr (Short)	2	$2,833,317	Mar-14	$(11,558)

Japanese Government Bond
10 yr Mini (Long)	14	1,983,733	Mar-14	9,127

U.K. Gilt 10 yr (Short)	12	2,177,640	Mar-14	(64,324)

U.S. Treasury Bond 30 yr (Long)	32	4,275,000	Mar-14	100,439

U.S. Treasury Note 10 yr (Long)	199	25,024,250	Mar-14	165,325

U.S. Treasury Note 5 yr (Short)	167	20,144,375	Mar-14	31,198

Total				$(58,779)

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/14 (premiums $534,343) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(1.5775)/3 month USD-LIBOR-BBA/May-19	May-14/1.5775	$97,153,400	$300,204

Total			$300,204

WRITTEN TBA COMMITMENT OPTIONS OUTSTANDING at 1/31/14 (premiums $775,078) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/$99.50	$28,000,000	$126,700

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/99.20	29,000,000	112,259

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/99.05	28,000,000	100,100

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/98.50	28,000,000	74,900

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/98.20	29,000,000	66,149

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/98.05	28,000,000	58,968

Total			$539,076

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Bank of America N.A.
2.60/3 month USD-LIBOR-BBA/
Mar-24 (Purchased)	Mar-14/2.60	$60,497,200	$(6,051)

(2.84)/3 month USD-LIBOR-BBA/
Mar-24 (Purchased)	Mar-14/2.84	60,497,200	(78,041)

3.04/3 month USD-LIBOR-BBA/
Mar-24 (Written)	Mar-14/3.04	60,497,200	11,494

(2.60)/3 month USD-LIBOR-BBA/
Jan-25 (Written)	Jan-15/2.60	60,497,200	(33,878)

62	Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Goldman Sachs International
(1.56)/3 month USD-LIBOR-BBA/
Oct-17 (Purchased)	Oct-14/1.56	$191,990,000	$(73,148)

1.03/6 month EUR-EURIBOR_Reuters/
Oct-17 (Written)	Oct-14/1.03	153,592,000	(61,523)

JPMorgan Chase Bank N.A.
(1.115)/3 month USD-LIBOR-BBA/
Oct-16 (Purchased)	Oct-14/1.115	76,796,000	(18,431)

2.777/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-14/2.777	48,576,700	(129,700)

(1.60)/3 month USD-LIBOR-BBA/
May-19 (Written)	May-14/1.60	97,153,400	218,595

0.862/6 month EUR-EURIBOR_Reuters/
Oct-16 (Written)	Oct-14/0.862	57,597,000	7,768

Total			$(162,915)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/14 (proceeds receivable $27,109,063) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
February 1, 2044	$26,000,000	2/13/14	$27,237,031

Total			$27,237,031

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
CAD	10,171,000	$—	12/5/18	3 month CAD-BA-	2.1125%	$103,463
				CDOR

CAD	28,636,000	—	1/7/24	3.09%	3 month CAD-	(724,322)
					BA-CDOR

Barclays Bank PLC
AUD	39,576,000	—	1/24/24	4.4925%	6 month AUD-	(303,995)
					BBR-BBSW

CHF	4,031,000	—	11/18/23	1.492%	6 month CHF-	(86,317)
					LIBOR-BBA

CHF	8,016,000	—	12/5/23	1.489%	6 month CHF-	(159,963)
					LIBOR-BBA

EUR	95,799,000 E	—	8/3/17	1 month EUR-	1.41727%	869,544
				EONIA-OIS-
				COMPOUND

GBP	6,323,000	—	8/15/31	3.6%	6 month GBP-	(764,641)
					LIBOR-BBA

SEK	26,840,000	—	1/9/24	3 month SEK-	2.815%	84,649
				STIBOR-SIDE

Premier Income Trust	63

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
AUD	3,922,000	$—	1/13/24	4.614%	6 month AUD-	$(67,281)
					BBR-BBSW

AUD	7,801,000	—	1/14/24	4.575%	6 month AUD-	(111,348)
					BBR-BBSW

Credit Suisse International
AUD	19,714,000	—	11/18/23	6 month AUD-BBR-	4.545%	312,659
				BBSW

AUD	4,972,250	—	12/16/23	4.63%	6 month AUD-	(100,869)
					BBR-BBSW

CHF	4,403,000	—	10/22/23	6 month CHF-	1.51875%	115,402
				LIBOR-BBA

CHF	6,129,000	—	11/19/23	1.4775%	6 month CHF-	(121,519)
					LIBOR-BBA

CHF	7,576,000	—	11/20/23	1.47%	6 month CHF-	(143,994)
					LIBOR-BBA

CHF	3,554,000	—	12/4/23	1.4675%	6 month CHF-	(63,152)
					LIBOR-BBA

CHF	6,626,000	—	7/18/23	1.4925%	6 month CHF-	(157,842)
					LIBOR-BBA

CHF	7,563,000	—	12/19/23	1.5825%	6 month CHF-	(217,590)
					LIBOR-BBA

CHF	5,045,000	—	12/19/23	6 month CHF-	1.5825%	145,146
				LIBOR-BBA

CHF	3,493,000	—	1/9/24	1.56%	6 month CHF-	(86,617)
					LIBOR-BBA

CHF	11,385,000	—	1/9/24	1.555%	6 month CHF-	(276,377)
					LIBOR-BBA

EUR	32,040,000	—	6/28/14	0.85%	6 month EUR-	(281,349)
					EURIBOR-
					REUTERS

SEK	20,370,000	—	11/28/23	3 month SEK-	2.635%	20,921
				STIBOR-SIDE

SEK	23,950,000	—	12/19/23	3 month SEK-	2.69%	39,404
				STIBOR-SIDE

SEK	35,100,000	—	12/23/23	3 month SEK-	2.81%	109,724
				STIBOR-SIDE

Deutsche Bank AG
CAD	3,963,000	—	1/9/24	3.0925%	3 month CAD-	(100,591)
					BA-CDOR

Goldman Sachs International
AUD	13,873,000	—	11/18/23	6 month AUD-BBR-	4.545%	220,022
				BBSW

AUD	7,496,000	—	11/20/23	6 month AUD-BBR-	4.535%	112,433
				BBSW

AUD	7,970,000	—	1/3/24	4.68%	6 month AUD-	(181,379)
					BBR-BBSW

64	Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CAD	6,316,000	$—	5/30/23	2.534%	3 month CAD-	$72,997
					BA-CDOR

CHF	14,900,000	—	7/2/23	6 month CHF-	1.515%	508,176
				LIBOR-BBA

CHF	14,900,000	—	7/3/23	6 month CHF-	1.5275%	527,424
				LIBOR-BBA

CHF	1,627,000	—	9/3/23	6 month CHF-	1.585%	59,620
				LIBOR-BBA

CHF	13,209,000	—	10/21/23	6 month CHF-	1.55%	390,250
				LIBOR-BBA

CHF	6,700,000	—	11/7/23	1.475%	6 month CHF-	(136,996)
					LIBOR-BBA

CHF	11,993,000	—	11/8/23	6 month CHF-	1.465%	231,838
				LIBOR-BBA

EUR	414,324,000 E	—	8/6/17	1 month EUR-	1.102%	1,950,208
				EONIA-OIS-
				COMPOUND

EUR	100,389,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(13,201)
				OIS-COMPOUND

EUR	100,389,000	—	8/30/14	0.309%	3 month EUR-	(172,414)
					EURIBOR-
					REUTERS

EUR	100,389,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(12,865)
				OIS-COMPOUND

EUR	100,389,000	—	8/31/14	0.314%	3 month EUR-	(179,407)
					EURIBOR-
					REUTERS

EUR	100,389,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(46,026)
				OIS-COMPOUND

EUR	100,389,000	—	9/3/14	0.283%	3 month EUR-	(136,615)
					EURIBOR-
					REUTERS

GBP	6,323,000	—	9/23/31	6 month GBP-	3.1175%	(1,944)
				LIBOR-BBA

KRW	11,900,000,000	—	7/12/18	3.07%	3 month KRW-	(18,557)
					CD-KSDA-
					BLOOMBERG

KRW	28,260,000,000	—	7/12/15	3 month KRW-CD-	2.771%	15,924
				KSDA-BLOOMBERG

SEK	18,010,000	—	10/14/23	2.84%	3 month SEK-	(85,040)
					STIBOR-SIDE

SEK	29,150,000	—	11/29/23	3 month SEK-	2.60%	15,708
				STIBOR-SIDE

SEK	32,380,000	—	12/6/23	3 month SEK-	2.72125%	69,383
				STIBOR-SIDE

Premier Income Trust	65

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
AUD	1,980,750	$—	1/29/24	4.42%	6 month AUD-	$(3,962)
					BBR-BBSW

CAD	23,610,000	—	2/26/18	3 month CAD-BA-	1.65%	(19,266)
				CDOR

CAD	47,505,500	—	1/7/24	3 month CAD-BA-	3.09185%	1,208,489
				CDOR

CAD	7,912,000	—	1/7/24	3.088%	3 month CAD-	(198,838)
					BA-CDOR

CAD	2,633,000	—	1/15/24	3.031%	3 month CAD-	(52,646)
					BA-CDOR

HUF	350,000,000	—	2/4/19	4.79%	6 month	(4,960)
					HUF-BUBOR-
					REUTERS

PLN	4,670,000	—	2/4/19	6 month PLN-	4.04%	(1,003)
				WIBOR-WIBO

SEK	31,188,000	—	11/12/23	2.745%	3 month SEK-	(82,571)
					STIBOR-SIDE

SEK	31,920,000	—	12/23/23	3 month SEK-	2.80%	95,385
				STIBOR-SIDE

Total		$—				$2,163,312

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	48,824,000 E	$(261)	9/3/17	1.53%	1 month EUR-	$(484,250)
					EONIA-OIS-
					COMPOUND

EUR	9,695,000	(91)	7/17/23	1.918%	6 month EUR-	(253,996)
					EURIBOR-
					REUTERS

EUR	7,418,000	(70)	7/17/23	1.906%	6 month EUR-	(182,889)
					EURIBOR-
					REUTERS

EUR	1,145,000	(11)	9/3/23	6 month EUR-	2.1825%	60,829
				EURIBOR-REUTERS

EUR	13,223,000	(128)	10/21/23	6 month EUR-	2.168%	614,772
				EURIBOR-REUTERS

EUR	99,800,000 E	(306)	12/4/16	6 month EUR-	0.926%	163,907
				EURIBOR-REUTERS

EUR	3,216,000	(32)	12/9/23	2.095%	6 month EUR-	(103,431)
					EURIBOR-
					REUTERS

EUR	15,732,000 E	(156)	7/18/23	6 month EUR-	2.932%	218,175
				EURIBOR-REUTERS

66	Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	2,777,000	$(33)	12/19/23	2.90%	6 month GBP-	$(72,985)
					LIBOR-BBA

JPY	1,636,542,000	(294)	7/12/43	2.024375%	6 month JPY-	(958,204)
					LIBOR-BBA

JPY	512,127,000	(94)	10/3/43	6 month JPY-	1.8425%	91,463
				LIBOR-BBA

JPY	7,875,924,000	(319)	7/12/18	6 month JPY-	0.5175%	755,040
				LIBOR-BBA

JPY	818,271,000	(148)	7/18/43	1.9825%	6 month JPY-	(392,478)
					LIBOR-BBA

JPY	3,937,962,000	(161)	7/18/18	6 month JPY-	0.4825%	314,666
				LIBOR-BBA

JPY	5,906,943,000	(243)	8/28/18	0.4475%	6 month JPY-	(424,223)
					LIBOR-BBA

JPY	1,232,341,000	(51)	10/3/18	0.403%	6 month JPY-	(56,658)
					LIBOR-BBA

JPY	614,550,000	(114)	10/15/43	6 month JPY-	1.73%	(66,023)
				LIBOR-BBA

EUR	99,800,000 E	(504)	11/25/16	6 month EUR-	0.915%	165,055
				EURIBOR-REUTERS

EUR	99,800,000 E	(504)	11/25/16	6 month EUR-	0.925%	178,515
				EURIBOR-REUTERS

EUR	99,800,000 E	(441)	12/5/16	6 month EUR-	0.918%	148,966
				EURIBOR-REUTERS

EUR	6,251,000 E	(96)	7/19/23	6 month EUR-	2.92%	81,766
				EURIBOR-REUTERS

JPY	1,232,341,000	(101)	10/3/18	0.403%	6 month JPY-	(56,708)
					LIBOR-BBA

JPY	512,127,000	(177)	10/3/43	6 month JPY-	1.843%	91,989
				LIBOR-BBA

EUR	32,000,000 E	(466)	7/2/23	2.895%	6 month EUR-	(395,797)
					EURIBOR-
					Telerate

EUR	32,000,000 E	(467)	7/3/23	2.89%	6 month EUR-	(385,009)
					EURIBOR-
					REUTERS

EUR	63,657,000	(1,096)	7/15/23	1.945%	6 month EUR-	(1,899,333)
					EURIBOR-
					REUTERS

EUR	4,081,000 E	(60)	9/3/23	3.0925%	6 month EUR-	(88,070)
					EURIBOR-
					REUTERS

EUR	99,800,000 E	(506)	11/27/16	6 month EUR-	0.942%	197,357
				EURIBOR-REUTERS

EUR	7,327,000	(133)	12/12/23	2.081%	6 month EUR-	(219,343)
					EURIBOR-
					REUTERS

Premier Income Trust	67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	5,966,000 E	$(45)	9/20/17	1 month EUR-	1.015%	$16,514
				EONIA-OIS-
				COMPOUND

EUR	8,067,000	(146)	12/20/23	6 month EUR-	2.037%	187,451
				EURIBOR-REUTERS

	$51,815,100 E	(580)	11/21/23	3 month USD-	4.22125%	207,198
				LIBOR-BBA

	73,577,500 E	(408)	11/21/18	2.1525%	3 month USD-	212,231
					LIBOR-BBA

	82,671,000 E	401,004	3/19/19	3 month USD-	1.90%	(405,865)
				LIBOR-BBA

	2,054,000	(129)	9/25/23	3 month USD-	2.92%	51,701
				LIBOR-BBA

	73,577,500 E	(592)	11/20/18	2.14%	3 month USD-	229,705
					LIBOR-BBA

	51,815,100 E	(580)	11/20/23	3 month USD-	4.255%	282,848
				LIBOR-BBA

	257,222,200 E	3,075,979	3/19/19	3 month USD-	2.00%	(689,753)
				LIBOR-BBA

	315,570,300 E	1,546,598	3/19/16	3 month USD-	0.75%	79,196
				LIBOR-BBA

	28,876,200 E	272,078	3/19/44	3 month USD-	3.75%	923,815
				LIBOR-BBA

	181,452,700 E	3,049,165	3/19/24	3 month USD-	3.25%	(3,461,359)
				LIBOR-BBA

	672,000,000 E	(2,184)	12/5/16	3 month USD-	1.237%	985,656
				LIBOR-BBA

	4,979,000 E	(100,482)	3/19/24	3 month USD-	3.15%	32,955
				LIBOR-BBA

	7,290,000 E	(27)	1/10/17	3 month USD-	1.727%	(17,305)
				LIBOR-BBA

	230,406,000 E	(864)	12/5/16	1.6675%	3 month USD-	635,057
					LIBOR-BBA

	107,937,000 E	(405)	1/21/17	3 month USD-	1.67%	(164,469)
				LIBOR-BBA

EUR	27,414,000 E	531,715	3/19/24	6 month EUR-	2.25%	(603,363)
				EURIBOR-REUTERS

EUR	168,963,000 E	(861)	12/5/16	6 month EUR-	1.1275%	(723,242)
				EURIBOR-REUTERS

EUR	5,425,000 E	(83)	1/11/17	6 month EUR-	1.148%	21,209
				EURIBOR-REUTERS

EUR	4,500,000	(81)	1/16/24	6 month EUR-	2.092%	123,637
				EURIBOR-REUTERS

EUR	79,125,000 E	(404)	1/21/17	6 month EUR-	1.031%	169,275
				EURIBOR-REUTERS

EUR	128,508,000 E	(976)	7/28/17	1 month EUR-	0.8575%	(210,691)
				EONIA-OIS-
				COMPOUND

68	Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	3,539,000 E	$48,145	3/19/24	6 month GBP-	3.00%	$(52,387)
				LIBOR-BBA

GBP	6,251,000	(136)	1/9/24	6 month GBP-	2.95%	(192,870)
				LIBOR-BBA

GBP	3,534,000	(77)	1/14/24	6 month GBP-	2.82625%	(41,124)
				LIBOR-BBA

EUR	6,612,000	(118)	10/22/23	6 month EUR-	2.125%	270,452
				EURIBOR-REUTERS

Total		$8,808,443				$(5,090,425)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$838,371	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(5,715)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,105,818	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	85,819
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,833,981	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,326)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
799,163	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,404
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,320,182	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8,588)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,445,323	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,964
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,286,725	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,291
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

18,653,169	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(127,156)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,475,463	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,598)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

522,674	—	1/12/40	4.00% (1 month	Synthetic MBX Index	6,037
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust	69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,445,759	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$8,192
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,746,874	—	1/12/41	5.00% (1 month	Synthetic MBX Index	38,229
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

920,443	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,153)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,586,648	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,680)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,907,467	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,730)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,235,591	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,000
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,264,899	—	1/12/40	4.00% (1 month	Synthetic MBX Index	14,610
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

191,014	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(303)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

590,351	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,345
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,280,261	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(35,995)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

738,405	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,876
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,337,276	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,576
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,840,301	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,341)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,082,615	—	1/12/40	4.00% (1 month	Synthetic MBX Index	35,605
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

618,707	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,409
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,736,306	—	1/12/40	4.50% (1 month	Synthetic MBX Index	41,881
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

70	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$18,210,777	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$103,187
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,997,523	—	1/12/41	5.00% (1 month	Synthetic MBX Index	22,651
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

700,397	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,859
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,271,270	—	1/12/40	5.00% (1 month	Synthetic MBX Index	12,515
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,646,537	—	1/12/40	5.00% (1 month	Synthetic MBX Index	9,073
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,930,070	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	17,826
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

10,212,865	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(51,567)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,880,566	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(4,594)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

8,714,665	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	53,019
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,550,193	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,286)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

775,097	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,143)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

775,097	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,143)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,555,496	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,308)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

4,040,091	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(16,383)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,555,496	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,308)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

5,701,594	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,867)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Premier Income Trust	71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,224,399	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(3,908)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,339,048	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,352)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,298,291	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,356
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,698,148	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,983)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,243,804	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(16,379)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,827,631	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,491)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

405,757	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(644)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,105,690	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,594)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

312,559	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,578)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

11,614,262	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	34,920
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
2,541,644	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,402
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,783,035	—	1/12/41	5.00% (1 month	Synthetic MBX Index	32,768
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,354,608	—	1/12/41	5.00% (1 month	Synthetic MBX Index	30,341
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,185,065	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	25,462
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

30,804,000	—	2/3/16	1.795%	USA Non Revised	(4,929)
				Consumer Price
				Index-Urban (CPI-U)

72	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
$6,775,683	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$46,189
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,464,664	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	23,618
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,423,904	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	32,999
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

7,701,000	—	1/31/16	1.795%	USA Non Revised	39
				Consumer Price
				Index-Urban (CPI-U)

Credit Suisse International
1,927,678	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,923
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,147,432	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,843)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,772,826	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,037
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,712,659	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	18,492
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,578,070	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	27,853
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

8,014,243	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	48,758
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,768,480	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	22,927
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,550,129	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(6,237)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,546,446	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	10,663
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,892,464	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	11,703
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,791,213	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(6,660)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Premier Income Trust	73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$2,147,432	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(10,843)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International
2,315,552	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,371)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

889,574	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,413)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,275,591	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,308)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,275,591	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,308)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,470,981	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(57,621)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

8,789,772	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(53,476)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,360,183	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,868)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

510,981	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,580)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,364,723	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(99,562)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,103,844	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(24,967)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,111,643	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,579)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

167,191	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(388)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,319,154	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(13,632)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,118,424	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,594)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

74	Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,236,737	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(5,188)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

63,993	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(102)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

958,828	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,841)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,863,434	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,409)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,150,487	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,809)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

88,152	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(445)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

235,144	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,187)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,455,773	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(48,501)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,880,663	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(35,777)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,452,316	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(41,974)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,073,756	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,617)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

29,134,000	—	8/9/18	2.2575%	USA Non Revised	355,610
				Consumer Price
				Index-Urban (CPI-U)

29,134,000	—	8/15/18	2.225%	USA Non Revised	308,529
				Consumer Price
				Index-Urban (CPI-U)

5,821,589	(12,734)	1/12/41	5.00% (1 month	Synthetic TRS Index	(38,264)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Premier Income Trust	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$9,866,253	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(67,257)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,371,919	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(38,766)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,724,498	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(40,147)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$(12,734)				$473,381

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$9,980	$146,000	5/11/63	300 bp	$6,035
BBB– Index

CMBX NA	BBB–/P	19,586	325,000	5/11/63	300 bp	10,805
BBB– Index

CMBX NA	BBB–/P	40,127	650,000	5/11/63	300 bp	22,567
BBB– Index

CMBX NA	BBB–/P	38,247	671,000	5/11/63	300 bp	20,119
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	77,713	701,000	5/11/63	300 bp	58,774
BBB– Index

Irish Gov’t, 4.50%,	—	(81,643)	1,019,000	9/20/17	(100 bp)	(88,284)
4/18/2020

Obrigacoes Do	—	(166,263)	1,019,000	9/20/17	(100 bp)	(121,917)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA	BBB–/P	6,563	343,000	5/11/63	300 bp	(2,704)
BBB– Index

CMBX NA	BBB–/P	48,395	608,000	5/11/63	300 bp	31,969
BBB– Index

CMBX NA	BBB–/P	7,303	629,000	5/11/63	300 bp	(9,691)
BBB– Index

CMBX NA	BBB–/P	48,442	665,000	5/11/63	300 bp	30,476
BBB– Index

CMBX NA	BBB–/P	11,523	750,000	5/11/63	300 bp	(8,739)
BBB– Index

CMBX NA	BBB–/P	85,870	760,000	5/11/63	300 bp	65,338
BBB– Index

76	Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$62,716	$786,000	5/11/63	300 bp	$41,482
BBB– Index

CMBX NA	BBB–/P	61,012	788,000	5/11/63	300 bp	39,723
BBB– Index

CMBX NA	BBB–/P	51,903	789,000	5/11/63	300 bp	30,587
BBB– Index

CMBX NA	BBB–/P	24,251	797,000	5/11/63	300 bp	2,718
BBB– Index

CMBX NA	BBB–/P	14,042	797,000	5/11/63	300 bp	(7,490)
BBB– Index

CMBX NA	BBB–/P	73,649	961,000	5/11/63	300 bp	47,686
BBB– Index

CMBX NA	BBB–/P	66,890	1,630,000	5/11/63	300 bp	22,853
BBB– Index

CMBX NA	BBB–/P	24,887	520,000	5/11/63	300 bp	10,838
BBB– Index

CMBX NA	BBB–/P	28,168	652,000	5/11/63	300 bp	10,553
BBB– Index

CMBX NA	—	(39,321)	696,000	1/17/47	(300 bp)	2,602
BBB– Index

CMBX NA	—	(42,354)	696,000	1/17/47	(300 bp)	(431)
BBB– Index

CMBX NA	—	(42,354)	696,000	1/17/47	(300 bp)	(431)
BBB– Index

Spain Gov’t, 5.50%,	—	(120,132)	1,019,000	9/20/17	(100 bp)	(118,007)
7/30/2017

Deutsche Bank AG
Republic of	CC/F	161,962	1,385,000	3/20/17	500 bp	(498,388)
Argentina, 8.28%,
12/31/33

Total		$471,162				$(400,957)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Premier Income Trust	77

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$576,705	$—	$168,974

Total common stocks	576,705	—	168,974

Convertible bonds and notes	—	331,919	—

Convertible preferred stocks	309,264	—	—

Corporate bonds and notes	—	248,719,578	—

Foreign government and agency bonds and notes	—	76,296,603	—

Mortgage-backed securities	—	387,996,002	—

Preferred stocks	450,401	1,008,631	—

Purchased options outstanding	—	590,570	—

Purchased swap options outstanding	—	453,221	—

Senior loans	—	12,602,955	—

U.S. government and agency mortgage obligations	—	147,610,391	—

Warrants	—	10,732	—

Short-term investments	4,452,912	51,355,536	—

Totals by level	$5,789,282	$926,976,138	$168,974

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,362,305	$—

Futures contracts	(58,779)	—	—

Written options outstanding	—	(539,076)	—

Written swap options outstanding	—	(300,204)	—

Forward premium swap option contracts	—	(162,915)	—

TBA sale commitments	—	(27,237,031)	—

Interest rate swap contracts	—	(11,735,556)	—

Total return swap contracts	—	486,115	—

Credit default contracts	—	(872,119)	—

Totals by level	$(58,779)	$(38,998,481)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

78	Premier Income Trust

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $892,089,360)	$929,461,482
Affiliated issuers (identified cost $3,472,912) (Notes 1 and 5)	3,472,912

Foreign currency (cost $126,091) (Note 1)	126,283

Dividends, interest and other receivables	10,711,174

Receivable for investments sold	9,808,640

Receivable for sales of delayed delivery securities (Note 1)	27,143,729

Receivable for variation margin (Note 1)	10,020,323

Unrealized appreciation on forward premium swap option contracts (Note 1)	237,857

Unrealized appreciation on forward currency contracts (Note 1)	2,975,255

Unrealized appreciation on OTC swap contracts (Note 1)	9,358,851

Premium paid on OTC swap contracts (Note 1)	504,801

Total assets	1,003,821,307

LIABILITIES

Payable to custodian	127,258

Payable for investments purchased	12,420,884

Payable for purchases of delayed delivery securities (Note 1)	146,216,252

Payable for shares of the fund repurchased (Note 4)	1,575,252

Payable for compensation of Manager (Note 2)	1,415,014

Payable for custodian fees (Note 2)	55,112

Payable for investor servicing fees (Note 2)	66,816

Payable for Trustee compensation and expenses (Note 2)	261,491

Payable for administrative services (Note 2)	1,375

Payable for variation margin (Note 1)	10,326,332

Distributions payable to shareholders	3,419,521

Unrealized depreciation on OTC swap contracts (Note 1)	7,123,115

Premium received on OTC swap contracts (Note 1)	963,229

Unrealized depreciation on forward currency contracts (Note 1)	1,612,950

Unrealized depreciation on forward premium swap option contracts (Note 1)	400,772

Written options outstanding, at value (premiums $1,309,421) (Notes 1 and 3)	839,280

TBA sale commitments, at value (proceeds receivable $27,109,063) (Note 1)	27,237,031

Collateral on certain derivative contracts, at value (Note 1)	980,000

Other accrued expenses	173,388

Total liabilities	215,215,072

Net assets	$788,606,235

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,008,136,704

Undistributed net investment income (Note 1)	7,246,432

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(262,778,639)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	36,001,738

Total — Representing net assets applicable to capital shares outstanding	$788,606,235

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($788,606,235 divided by 130,948,832 shares)	$6.02

The accompanying notes are an integral part of these financial statements.

Premier Income Trust	79

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $12,639) (including interest income of $6,848 from investments
in affiliated issuers) (Note 5)	$25,700,414

Dividends	87,881

Total investment income	25,788,295

EXPENSES

Compensation of Manager (Note 2)	2,913,467

Investor servicing fees (Note 2)	202,184

Custodian fees (Note 2)	57,167

Trustee compensation and expenses (Note 2)	30,285

Administrative services (Note 2)	13,080

Other	249,957

Total expenses	3,466,140

Expense reduction (Note 2)	(46)

Net expenses	3,466,094

Net investment income	22,322,201

Net realized loss on investments (Notes 1 and 3)	(4,684,697)

Net realized loss on swap contracts (Note 1)	(10,457,299)

Net realized loss on futures contracts (Note 1)	(3,043,055)

Net realized loss on foreign currency transactions (Note 1)	(5,928,845)

Net realized gain on written options (Notes 1 and 3)	5,281,015

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,026,602

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	18,950,437

Net gain on investments	2,144,158

Net increase in net assets resulting from operations	$24,466,359

The accompanying notes are an integral part of these financial statements.

80	Premier Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$22,322,201	$46,039,850

Net realized gain (loss) on investments
and foreign currency transactions	(18,832,881)	23,965,221

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	20,977,039	2,826,957

Net increase in net assets resulting from operations	24,466,359	72,832,028

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(20,931,956)	(46,497,499)

Increase in capital share transactions from reinvestment
of distributions	—	268,669

Decrease from shares repurchased (Note 4)	(40,361,471)	(19,246,949)

Total increase (decrease) in net assets	(36,827,068)	7,356,249

NET ASSETS

Beginning of period	825,433,303	818,077,054

End of period (including undistributed net investment
income of $7,246,432 and $5,856,187, respectively)	$788,606,235	$825,433,303

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	138,455,453	142,024,455

Shares issued in connection with reinvestment
of distributions	—	46,339

Shares repurchased (Note 4)	(7,506,621)	(3,615,157)

Retirement of shares held by the fund	—	(184)

Shares outstanding at end of period	130,948,832	138,455,453

* Unaudited

The accompanying notes are an integral part of these financial statements.

Premier Income Trust	81

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**	Year ended
	1/31/14	7/31/13	7/31/12	7/31/11	7/31/10	7/31/09

Net asset value, beginning of period	$5.96	$5.76	$6.17	$6.31	$5.73	$6.55
Investment operations:

Net investment income[a]	.17	.32	.27	.45	.61	.30

Net realized and unrealized
gain (loss) on investments	.01	.19	(.28)	.09	.81	(.64)

Total from investment operations	.18	.51	(.01)	.54	1.42	(.34)
Less distributions:

From net investment income	(.16)	(.33)	(.34)	(.68)	(.84)	(.52)

From return of capital	—	—	(.06)	—	—	—

Total distributions	(.16)	(.33)	(.40)	(.68)	(.84)	(.52)

Increase from shares repurchased	.04	.02	—	—	—	.04

Net asset value, end of period	$6.02	$5.96	$5.76	$6.17	$6.31	$5.73

Market price, end of period	$5.39	$5.25	$5.63	$6.09	$6.67	$5.37

Total return at market price (%)[b]	5.66 *	(1.06)	(0.63)	1.45	42.21	0.65

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$788,606	$825,433	$818,077	$874,404	$887,215	$803,324

Ratio of expenses to average
net assets (%)[c]	.43*	.86	.88	.85	.87 [e]	.93 [e,f]

Ratio of net investment income
to average net assets (%)	2.76*	5.49	4.80	7.16	9.78	5.92 [f]

Portfolio turnover (%)[d]	108*	215	153	294	85	230

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2009, reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

82	Premier Income Trust

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Premier Income Trust (the fund) is a non-diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The investment objective of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Premier Income Trust	83

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally

84	Premier Income Trust

received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest

Premier Income Trust	85

rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

86	Premier Income Trust

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,311,598 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,919,077 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,887,649.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and

Premier Income Trust	87

borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2013, the fund had a capital loss carryover of $228,217,030 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$29,532,849	$29,765,679	$59,298,528	*

6,338,093	N/A	6,338,093	July 31, 2015

17,302,669	N/A	17,302,669	July 31, 2016

58,742,308	N/A	58,742,308	July 31, 2017

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $1,360,010 recognized during the period between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

The aggregate identified cost on a tax basis is $909,443,494, resulting in gross unrealized appreciation and depreciation of $37,398,286 and $13,907,386, respectively, or net unrealized appreciation of $23,490,900.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

88	Premier Income Trust

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average net
	net assets,		assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average net
	net assets,		assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average net
	net assets,		assets,

0.550%	of the next $5 billion of average net	0.450%	of the next $5 billion of average net
	assets,		assets,

0.525%	of the next $5 billion of average net	0.440%	of the next $5 billion of average net
	assets,		assets,

0.505%	of the next $5 billion of average net	0.430%	of the next $8.5 billion of average
	assets,		net assets and

0.490%	of the next $5 billion of average net	0.420%	of any excess thereafter.
	assets,

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $511, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Premier Income Trust	89

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $796,003,208 and $826,982,777, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $6,483,750 and $6,484,844, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$304,213,200	$3,353,951	$—	$—

Options opened	553,473,400	5,806,170	170,000,000	775,078
Options exercised	(38,026,700)	(413,426)	—	—
Options expired	—	—	—	—
Options closed	(722,506,500)	(8,212,352)	—	—

Written options outstanding at
the end of the reporting period	$97,153,400	$534,343	$170,000,000	$775,078

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 7,506,621 common shares for an aggregate purchase price of $40,361,471, which reflects a weighted-average discount from net asset value per share of 10.55%.

At the close of the reporting period, Putnam Investments, LLC owned 1,714 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $9,238.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$19,883,474	$184,197,011	$200,607,573	$6,848	$3,472,912

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

90	Premier Income Trust

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$49,300,000

Purchased swap option contracts (contract amount)	$366,600,000

Written TBA commitment option contracts (contract amount) (Note 3)	$72,900,000

Written swap option contracts (contract amount) (Note 3)	$377,400,000

Futures contracts (number of contracts)	700

Forward currency contracts (contract amount)	$639,100,000

OTC interest rate swap contracts (notional)	$2,307,100,000

Centrally cleared interest rate swap contracts (notional)	$3,189,800,000

OTC total return swap contracts (notional)	$715,500,000

OTC credit default contracts (notional)	$22,600,000

Warrants (number of warrants)	100

Premier Income Trust	91

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$172,240	Payables	$1,044,359

Foreign exchange
contracts	Receivables	2,975,255	Payables	1,612,950

Equity contracts	Investments	10,732	Payables	—

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate contracts	appreciation	17,794,809*	depreciation	29,061,433*

Total		$20,953,036		$31,718,742

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$905,667	$905,667

Foreign exchange
contracts	—	—	(5,881,069)	—	$(5,881,069)

Interest rate contracts	(2,061,752)	(3,043,055)	—	(11,362,966)	$(16,467,773)

Total	$(2,061,752)	$(3,043,055)	$(5,881,069)	$(10,457,299)	$(21,443,175)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$361,713	$361,713

Foreign exchange
contracts	—	—	—	1,974,478	—	1,974,478

Equity contracts	1,430	—	—	—	—	1,430

Interest rate contracts	—	454,149	(7,397)	—	1,578,105	2,024,857

Total	$1,430	$454,149	$(7,397)	$1,974,478	$1,939,818	$4,362,478

92	Premier Income Trust

This page left blank intentionally.

Premier Income Trust	93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$103,463	$954,193	$—	$—	$743,256	$—	$4,173,983	$—	$1,303,874	$—	$—	$—	$—	$—	$7,278,769

Centrally cleared Interest rate swap contracts§	—	—	9,988,603	—	—	—	—	—	—	—	—	—	—	—	9,988,603

OTC Total return swap contracts*#	85,819	488,825	—	205,818	180,356	—	664,139	—	—	—	—	—	—	—	1,624,957

OTC Credit default swap contracts*#	—	44,346	—	—	127,894	—	—	—	—	—	—	—	—	—	172,240

Futures contracts§	—	—	—	—	—	—	—	—	—	31,720	—	—	—	—	31,720

Forward currency contracts#	99,245	319,794	—	197,633	204,388	205,819	163,489	205,024	533,086	—	98,830	547,778	230,493	169,676	2,975,255

Forward premium swap option contracts#	11,494	—	—	—	—	—	—	—	226,363	—	—	—	—	—	237,857

Purchased swap options**#	—	—	—	—	453,221	—	—	—	—	—	—	—	—	—	453,221

Purchased options**#	—	—	—	—	—	—	—	—	590,570	—	—	—	—	—	590,570

Total Assets	$300,021	$1,807,158	$9,988,603	$403,451	$1,709,115	$205,819	$5,001,611	$205,024	$2,653,893	$31,720	$98,830	$547,778	$230,493	$169,676	$23,353,192

Liabilities:

OTC Interest rate swap contracts*#	724,322	1,314,916	—	178,629	1,449,309	100,591	984,444	—	363,246	—	—	—	—	—	5,115,457

Centrally cleared Interest rate swap contracts§	—	—	10,240,037	—	—	—	—	—	—	—	—	—	—	—	10,240,037

OTC Total return swap contracts*#	29,041	419,072	—	4,929	23,740	10,843	505,047	—	146,170	—	—	—	—	—	1,138,842

OTC Credit default swap contracts*#	48,414	25,580	—	—	310,015	660,350	—	—	—	—	—	—	—	—	1,044,359

Futures contracts§	—	—	—	—	—	—	—	—	—	86,295	—	—	—	—	86,295

Forward currency contracts#	29,320	109,224	—	141,924	168,662	87,425	17,464	217,216	350,052	—	25,076	291,389	130,288	44,910	1,612,950

Forward premium swap option contracts#	117,970	—	—	—	—	—	134,671	—	148,131	—	—	—	—	—	400,772

Written swap options#	—	—	—	—	300,204	—	—	—	—	—	—	—	—	—	300,204

Written options#	—	—	—	—	—	—	—	—	539,076	—	—	—	—	—	539,076

Total Liabilities	$949,067	$1,868,792	$10,240,037	$325,482	$2,251,930	$859,209	$1,641,626	$217,216	$1,546,675	$86,295	$25,076	$291,389	$130,288	$44,910	$20,477,992

Total Financial and Derivative Net Assets	$(649,046)	$(61,634)	$(251,434)	$77,969	$(542,815)	$(653,390)	$3,359,985	$(12,192)	$1,107,218	$(54,575)	$73,754	$256,389	$100,205	$124,766	$2,875,200

Total collateral received (pledged)##†	$(506,909)	$(61,634)	$—	$—	$(542,815)	$(649,837)	$3,111,732	$—	$980,000	$—	$73,754	$—	$100,205	$—	$2,504,496

Net amount	$(142,137)	$—	$(251,434)	$77,969	$—	$(3,553)	$248,253	$(12,192)	$127,218	$(54,575)	$—	$256,389	$—	$124,766	$370,704

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94	Premier Income Trust	Premier Income Trust	95

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes
for	against	Abstentions

76,524,018	1,805,685	2,451,391

All tabulations are rounded to the nearest whole number.

96	Premier Income Trust

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Premier Income Trust	97

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

98	Premier Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Premier Income Trust	99

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

100	Premier Income Trust

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA708
285946 3/14

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 – August 31, 2013	1,487,273	$5.29	1,487,273	9,100,016
September 1 – September 30, 2013	1,636,785	$5.35	1,636,785	7,463,231
October 1 – October 7, 2013	—	—	—	7,463,231
October 8 – October 31, 2013	2,067,043	$5.35	2,067,043	11,466,097
November 1 – November 30, 2013	304,609	$5.47	304,609	11,161,488
December 1 – December 31, 2013	1,188,972	$5.46	1,188,972	9,972,516
January 1 – January 31, 2014	821,939	$5.50	821,939	9,150,577

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 14,194,305 of its shares. The program renewed by the Board in September 2012, which remained in effect between October 8, 2012 and October 7, 2013, allowed the fund to repurchase up to 14,202,446 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows the fund to repurchase up to 13,533,140 of its shares.

**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014